Exhibit 10.13

EXECUTION VERSION

ABL U.S. GUARANTEE AND COLLATERAL AGREEMENT

made by

pisces midco, inc.,

pisces holdings, inc.,

and certain Domestic Subsidiaries of the Parent Borrower,

in favor of

ubs ag, stamford branch,

as Collateral Agent and Administrative Agent

dated as of April 12, 2018

SECTION 1 Defined Terms		2

1.1	Definitions	2
1.2	Other Definitional Provisions	13

SECTION 2 Guarantee		13

2.1	Guarantee	13
2.2	Right of Contribution	15
2.3	No Subrogation	15
2.4	Amendments, etc. with Respect to the Obligations	16
2.5	Guarantee Absolute and Unconditional	17
2.6	Reinstatement	18
2.7	Payments	18

SECTION 3 Grant of Security Interest		18

3.1	Grant	18
3.2	Pledged Collateral	19
3.3	Certain Limited Exceptions	19
3.4	Intercreditor Relations	24

SECTION 4 Representations and Warranties		24

4.1	Representations and Warranties of Each Guarantor	24
4.2	Representations and Warranties of Each Grantor	25
4.3	Representations and Warranties of Each Pledgor	28

SECTION 5 Covenants		30

5.1	Covenants of Each Guarantor	30
5.2	Covenants of Each Grantor	30
5.3	Covenants of Each Pledgor	35

SECTION 6 Remedial Provisions		38

6.1	Certain Matters Relating to Accounts	38
6.2	Communications with Obligors; Grantors Remain Liable	39
6.3	Pledged Stock	40
6.4	Proceeds to Be Turned Over to the Collateral Agent	41
6.5	Application of Proceeds	41
6.6	Code and Other Remedies	42
6.7	Registration Rights	43
6.8	Waiver; Deficiency	44

SECTION 7 The Collateral Agent		44

7.1	Collateral Agent’s Appointment as Attorney-in-Fact, etc	44

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7.2	Duty of Collateral Agent	46
7.3	Financing Statements	46
7.4	Authority of Collateral Agent	46
7.5	Right of Inspection	47

SECTION 8 Non-Lender Secured Parties		47

8.1	Rights to Collateral	47
8.2	Appointment of Agent	49
8.3	Waiver of Claims	49
8.4	Designation of Non-Lender Secured Parties	49

SECTION 9 Miscellaneous		50

9.1	Amendments in Writing	50
9.2	Notices	50
9.3	No Waiver by Course of Conduct; Cumulative Remedies	50
9.4	Enforcement Expenses; Indemnification	51
9.5	Successors and Assigns	51
9.6	Set-Off	51
9.7	Counterparts	52
9.8	Severability	52
9.9	Section Headings	52
9.10	Integration	52
9.11	GOVERNING LAW	52
9.12	Submission to Jurisdiction; Waivers	52
9.13	Acknowledgments	54
9.14	WAIVER OF JURY TRIAL	54
9.15	Additional Granting Parties	54
9.16	Releases	54
9.17	Judgment	57
9.18	Transfer Tax Acknowledgment	58

SCHEDULES

Schedule 1	—	Notice Addresses of Granting Parties
Schedule 2	—	Pledged Securities
Schedule 3	—	Perfection Matters
Schedule 4A	—	Financing Statements
Schedule 4B	—	Jurisdiction of Organization
Schedule 5	—	Intellectual Property
Schedule 6	—	Commercial Tort Claims
Schedule 7	—	Letter-of-Credit Rights

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ANNEXES

Annex 1	—	Acknowledgement and Consent of Issuers who are not Granting Parties
Annex 2	—	Assumption Agreement
Annex 3	—	Supplemental Agreement
Annex 4	—	Joinder and Release

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ABL U.S. GUARANTEE AND COLLATERAL AGREEMENT

ABL U.S. GUARANTEE AND COLLATERAL AGREEMENT, dated as of April 12, 2018, made by PISCES MIDCO, INC., a Delaware corporation (as further defined in the Credit Agreement, the “Parent Borrower”), PISCES HOLDINGS, INC., a Delaware corporation (as further defined in the Credit Agreement, “Holdings”), and certain Domestic Subsidiaries of the Parent Borrower from time to time party hereto, in favor of ubs ag, stamford branch, as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below) and administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) for the banks and other financial institutions (collectively, the “Lenders”; individually, a “Lender”) from time to time parties to the Credit Agreement described below.

WITNESSETH:

WHEREAS, pursuant to that certain ABL Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, waived or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among the Parent Borrower, the U.S. Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower, the “U.S. Borrowers”), the Canadian Borrowers from time to time party thereto (the Canadian Borrowers together with the U.S. Borrowers, the “Borrowers”), the Collateral Agent, the Administrative Agent, and the other parties from time to time party thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers are members of an affiliated group of companies that includes the other Granting Parties (as defined below);

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Granting Parties in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Collateral Agent and Administrative Agent for the benefit of the Secured Parties;

WHEREAS, pursuant to that certain Cash Flow Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, waived or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under, such agreement or successor agreements, the “Cash Flow Credit Agreement”), among the Parent Borrower, JPMorgan Chase Bank, N.A., as collateral agent and as administrative agent (in such capacities, the “Cash Flow Agent”), and the other parties party thereto, the lenders party thereto have severally agreed to make extensions of credit to the Parent Borrower upon the terms and subject to the conditions set forth therein;

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WHEREAS, pursuant to that certain Cash Flow Guarantee and Collateral Agreement, dated as of the date hereof (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Cash Flow Collateral Agreement”), among the Parent Borrower, certain Domestic Subsidiaries (as defined in the Cash Flow Credit Agreement) of the Parent Borrower from time to time party thereto, Holdings (collectively, the “Cash Flow Granting Parties”) and the Cash Flow Agent, the Cash Flow Granting Parties have granted a first priority (as defined in the Cash Flow Credit Agreement) Lien to the Cash Flow Agent for the benefit of the Cash Flow Secured Parties (as defined herein) on the Cash Flow Priority Collateral (as defined herein) and a second priority Lien for the benefit of the Cash Flow Secured Parties on the ABL Priority Collateral (as defined herein) (subject in each case to Permitted Liens);

WHEREAS, the Collateral Agent and the Cash Flow Agent have entered into an Intercreditor Agreement, acknowledged by the Parent Borrower, Holdings and the other Granting Parties, dated as of the date hereof (as amended, restated, supplemented, waived or otherwise modified from time to time (subject to Subsection 9.1), the “ABL/Cash Flow Intercreditor Agreement”); and

WHEREAS, the Collateral Agent and/or one or more Additional Agents may in the future enter into a Junior Lien Intercreditor Agreement substantially in the form attached to the Credit Agreement as Exhibit P, and acknowledged by the Borrowers and the other Granting Parties (as amended, restated, supplemented, waived or otherwise modified from time to time (subject to Subsection 9.1), the “Junior Lien Intercreditor Agreement”), and one or more Other Intercreditor Agreements or Intercreditor Agreement Supplements.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Granting Party hereby agrees with the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties as follows:

SECTION 1

Defined Terms

1.1          Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms that are defined in the Code (as defined below and in effect on the date hereof) are used herein as so defined: Cash Proceeds, Chattel Paper, Commercial Tort Claims, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Letter-of-Credit Rights, Money, Promissory Notes, Records, Securities, Securities Accounts and Supporting Obligations.

(b)          The following terms shall have the following meanings:

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“ABL Priority Collateral”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“ABL/Cash Flow Intercreditor Agreement”: as defined in the recitals hereto.

“Accounts”: all accounts (as defined in the Code) of each Grantor, including all Accounts (as defined in the Credit Agreement) and Accounts Receivable of such Grantor.

“Accounts Receivable”: any right to payment, whether or not earned by performance, for goods sold, leased, licensed, assigned or otherwise disposed, or for services rendered or to be rendered, which is not evidenced by an instrument (as defined in the Code) or Chattel Paper.

“Additional ABL Agent”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Additional ABL Collateral Documents”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Additional ABL Credit Facility”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Additional ABL Obligations”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Additional ABL Secured Parties”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Additional Agent”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Additional Cash Flow Agent”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Additional Cash Flow Collateral Documents”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Additional Cash Flow Obligations”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Additional Credit Facilities”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Adjusted Net Worth”: of any Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, or pursuant to its guarantee with respect to any Indebtedness then outstanding under the Cash Flow Credit Agreement, the Senior Notes, any Additional Credit Facility or any Acquired Indebtedness) on such date.

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“Administrative Agent”: as defined in the preamble hereto.

“Agreement”: this ABL U.S. Guarantee and Collateral Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Applicable Law”: as defined in Subsection 9.8.

“Bank Products Agreement”: any agreement pursuant to which a bank or other financial institution or other Person agrees to provide (a) treasury services, (b) credit card, debit card, merchant card, purchasing card, stored value card, non-card electronic payable or other similar services (including the processing of payments and other administrative services with respect thereto), (c) cash management or related services (including controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services) and (d) other banking, financial or treasury products or services as may be requested by any Grantor (other than letters of credit and other than loans and advances except indebtedness arising from services described in clauses (a) through (c) of this definition), including, for the avoidance of doubt, bank guarantees.

“Bank Products Provider”: any Person that has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, as designated by the Borrower Representative in accordance with Subsection 8.4 (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider with respect to more than one Credit Facility).

“Bankruptcy Case”: (i) Holdings, any Borrower or any other Subsidiary of the Parent Borrower commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, any Borrower or any other Subsidiary of the Parent Borrower making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holdings, any Borrower or any other Subsidiary of the Parent Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

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“Borrower Obligations”: with respect to any Borrower, the collective reference to all obligations and liabilities of such Borrower in respect of the unpaid principal of and interest on (including interest and fees accruing after the maturity of the Loans and Reimbursement Obligations and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding) the Loans, the Reimbursement Obligations and all other obligations and liabilities of such Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Loans, the Letters of Credit, this Agreement, the other Loan Documents, any Hedging Agreement or Permitted Hedging Arrangement entered into with any Hedging Provider, any Bank Products Agreement entered into with any Bank Products Provider, any Guarantee Obligation of Holdings, the Parent Borrower or any of its Subsidiaries as to which any Secured Party is a beneficiary (including any Management Guarantee entered into with any Management Credit Provider) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any such Bank Products Agreement or a termination of any transaction entered into pursuant to any such Hedging Agreement or Permitted Hedging Arrangement, fees, indemnities, costs, expenses or otherwise (including all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by such Borrower pursuant to the terms of the Credit Agreement or any other Loan Document). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Borrower Obligations guaranteed by such Guarantor shall not include any such Excluded Borrower Obligation.

“Borrowers”: as defined in the recitals hereto. For the avoidance of doubt, the references to “Borrowers” herein shall refer to both the U.S. Borrowers and the Canadian Borrowers.

“Cash Flow Agent”: as defined in the recitals hereto and as further defined in the Credit Agreement.

“Cash Flow Collateral Agreement”: as defined in the recitals hereto

“Cash Flow Credit Agreement”: as defined in the recitals hereto and as further defined in the Credit Agreement.

“Cash Flow Obligations”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Cash Flow Priority Collateral”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Cash Flow Secured Parties”: the “Secured Parties” as defined in the Cash Flow Collateral Agreement.

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“CFTC”: the Commodity Futures Trading Commission or any successor to the Commodity Futures Trading Commission.

“Code”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral”: as defined in Section 3; provided that, for purposes of Section 8, “Collateral” shall have the meaning assigned to such term in the Credit Agreement.

“Collateral Account Bank”: a bank which at all times is the Collateral Agent or a Lender or an affiliate thereof as selected by the relevant Grantor and consented to in writing by the Collateral Agent (such consent not to be unreasonably withheld or delayed).

“Collateral Agent”: as defined in the preamble hereto.

“Collateral Proceeds Account”: a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Parties.

“Collateral Representative”: (i) if the ABL/Cash Flow Intercreditor Agreement is then in effect, the ABL Collateral Representative (as defined therein) and the Cash Flow Collateral Representative (as defined therein), (ii) if any Junior Lien Intercreditor Agreement is then in effect, the Senior Priority Representative (as defined therein) and (iii) if any Other Intercreditor Agreement is then in effect, the Person acting as representative for the Collateral Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement and the Credit Agreement.

“Commercial Tort Action”: any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the Grantors, that is commenced by a Grantor in the courts of the United States of America, any state or territory thereof or any political subdivision of any such state or territory, in which any Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $15,000,000.

“Commodity Exchange Act”: the Commodity Exchange Act, as in effect from time to time, or any successor statute.

“Contracts”: with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof, to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, restated, supplemented, waived or otherwise modified, and all rights of such Grantor thereunder, including (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

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“Copyright Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States copyright of such Grantor, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including any such license agreements that are material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, and are listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, all United States copyright registrations and copyright applications, including any copyright registrations and copyright applications listed on Schedule 5, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Credit Agreement”: as defined in the recitals hereto.

“Credit Facility”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Deposit Account”: any “deposit account” as such term is defined in the Code (as in effect on the date hereof), now or hereafter maintained by any Grantor, and, in any event, shall include, but shall not be limited to, all Blocked Accounts, DDAs and Concentration Accounts.

“Discharge of Additional ABL Obligations”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Discharge of Additional Cash Flow Obligations”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Discharge of Cash Flow Obligations”: as defined in the ABL/Cash Flow Intercreditor Agreement.

“Excluded Assets”: as defined in Subsection 3.3.

“Excluded Borrower Obligation”: as defined in the definition of “Borrower Obligations”.

“first priority”: as defined in the Credit Agreement.

“Foreign Intellectual Property”: any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof.

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“Granting Parties”: (x) Holdings (unless and until Holdings is released from all of its obligations hereunder pursuant to Subsection 9.16(h)), (y) the U.S. Borrowers and (z) the U.S. Subsidiary Guarantors.

“Grantor”: (x) Holdings (unless and until Holdings is released from all of its obligations hereunder pursuant to Subsection 9.16(h)), (y) the U.S. Borrowers and (z) the U.S. Subsidiary Guarantors.

“Guarantor Obligations”: with respect to any Guarantor, the collective reference to (i) the Borrower Obligations guaranteed by such Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, any Hedging Agreement or Permitted Hedging Arrangement entered into with any Hedging Provider, any Bank Products Agreement entered into with any Bank Products Provider, any Guarantee Obligation of Holdings, the Parent Borrower or any of its Subsidiaries as to which any Secured Party is a beneficiary (including any Management Guarantee entered into with any Management Credit Provider) or any other document made, delivered or given in connection therewith, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Administrative Agent or to any other Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding); provided that, when referring to the Guarantor Obligations of the U.S. Borrowers, such reference shall be a reference solely to a guaranty of the Obligations of the Canadian Borrowers. With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (together with the Excluded Borrower Obligation, the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Guarantor Obligations of such Guarantor shall not include any such Excluded Obligation.

“Guarantors”: the collective reference to each Granting Party.

“Hedging Agreement”: any Interest Rate Agreement, Commodities Agreement, Currency Agreement (each as defined in the ABL/Cash Flow Intercreditor Agreement) or any other credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values or creditworthiness (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

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“Hedging Provider”: any Person that has entered into a Hedging Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, as designated by the Borrower Representative in accordance with Subsection 8.4 (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider with respect to more than one Credit Facility).

“Holdings”: as defined in the preamble hereto.

“Instruments”: as defined in Article 9 of the Code but excluding Pledged Securities.

“Intellectual Property”: with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Intercompany Note”: with respect to any Grantor, any promissory note in a principal amount in excess of $15,000,000 evidencing loans made by such Grantor to the Parent Borrower or any of its Restricted Subsidiaries (other than to Special Purpose Subsidiaries (as defined in the Cash Flow Credit Agreement) to the extent the applicable documentation for a Special Purpose Financing (as defined in the Cash Flow Credit Agreement) does not permit such Intercompany Note to be pledged under this Agreement).

“Intercreditor Agreements”: (a) the ABL/Cash Flow Intercreditor Agreement, (b) any Junior Lien Intercreditor Agreement and (c) any Other Intercreditor Agreement that may be entered into in the future by the Collateral Agent and one or more Additional Agents and acknowledged by the Parent Borrower and the other Granting Parties (each such Intercreditor Agreement as amended, restated, supplemented, waived or otherwise modified from time to time (subject to Subsection 9.1)) (in each case, upon and during the effectiveness thereof).

“Inventory”: with respect to any Grantor, all inventory (as defined in the Code) of such Grantor, including all Inventory (as defined in the Credit Agreement) of such Grantor.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Code (as in effect on the date hereof) (other than (a) Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) of any Foreign Subsidiary in excess of 65% of any series of such Capital Stock and (b) any Capital Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Issuers”: the collective reference to issuers of Pledged Stock, including (as of the Closing Date) the Persons identified on Schedule 2 as the issuers of Pledged Stock.

“Junior Lien Intercreditor Agreement”: as defined in the recitals hereto.

“Lender”: as defined in the preamble hereto.

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“Management Credit Provider”: any Person that is a beneficiary of a Management Guarantee, with the obligations of the applicable Grantor thereunder being secured by one or more Loan Documents, as designated by the Borrower Representative in accordance with Subsection 8.4 (provided that no Person shall, with respect to any Management Guarantee, be at any time a Management Credit Provider with respect to more than one Credit Facility).

“Non-Lender Secured Parties”: the collective reference to all Bank Products Providers, Hedging Providers, Management Credit Providers and their respective successors, assigns and transferees, in their respective capacities as such.

“Obligations”: (i) in the case of each U.S. Borrower, its Borrower Obligations and its Guarantor Obligations and (ii) in the case of each other Guarantor, its Guarantor Obligations.

“Parent Borrower”: as defined in the preamble hereto.

“Patent Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States patent, patent application, or patentable invention other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including any such license agreements that are material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, and are listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including all patents and patent applications identified in Schedule 5, and including (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Pledged Collateral”: as to any Pledgor other than Holdings, the Pledged Securities, and as to Holdings, the Pledged Stock, in all cases, now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.

“Pledged Notes”: with respect to any Pledgor other than Holdings, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor.

“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock.

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“Pledged Stock”: with respect to any Pledgor other than Holdings, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock of any Subsidiary of such Pledgor required to be pledged by such Pledgor pursuant to Subsection 7.9 of the Credit Agreement, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of any Capital Stock of any Issuer that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect and, with respect to Holdings, the shares of Capital Stock of the Parent Borrower, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of the Parent Borrower that may be issued or granted to, or held by, Holdings while this Agreement is in effect, in each case, unless and until such time as the respective pledge of such Capital Stock under this Agreement is released in accordance with the terms hereof and of the Credit Agreement; provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) more than 65% of any series of the outstanding Capital Stock (including for these purposes any investment deemed to be Capital Stock for U.S. tax purposes) of any Foreign Subsidiary, (ii) any Capital Stock of a Subsidiary of any Foreign Subsidiary, (iii) de minimis shares of a Foreign Subsidiary held by any Pledgor as a nominee or in a similar capacity, (iv) any Capital Stock of any not-for-profit Subsidiary, (v) any Capital Stock of any Excluded Subsidiary (other than, but without limiting clause (i) above, a Subsidiary described in clause (d) of the definition thereof) and (vi) without duplication, any Excluded Assets.

“Pledgor”: (x) Holdings (solely with respect to the Pledged Stock held by Holdings in the Parent Borrower) (unless and until Holdings is released from all of its obligations hereunder pursuant to Subsection 9.16(h)), (y) each U.S. Borrower (with respect to Pledged Securities held by such U.S. Borrower and all other Pledged Collateral of such U.S. Borrower) and (z) each other Granting Party (with respect to Pledged Securities held by such Granting Party and all other Pledged Collateral of such Granting Party).

“Predecessor Holding Company”: as defined in Subsection 9.16(e).

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the Code (as in effect on the date hereof) and, in any event, Proceeds of Pledged Securities shall include all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Restrictive Agreements”: as defined in Subsection 3.3(a).

“Secured Parties”: the collective reference to (i) the Administrative Agent, the Collateral Agent and each Other Representative, (ii) the Lenders (including the Issuing Lenders and the Swing Line Lender), (iii) the Non-Lender Secured Parties and (iv) the respective successors and assigns and the permitted transferees and endorsees of each of the foregoing.

“Security Collateral”: with respect to any Granting Party, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.

“Specified Asset”: as defined in Subsection 4.2.2.

“Successor Holding Company”: as defined in Subsection 9.16(e).

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“Trade Secret Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trade secrets, including know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trade secrets, including know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including any such license agreements that are material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, and are listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trademarks”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed and accepted, it being understood and agreed that the carve out in this parenthetical shall be applicable only if and for so long as a grant or enforcement of a security interest in such intent to use application would invalidate or otherwise jeopardize Grantor’s rights therein or in the resulting registration), and any renewals thereof, including each registration and application identified in Schedule 5, and including (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

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“U.S. Borrowers”: as defined in the recitals hereto.

“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

1.2          Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”.

(b)          The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)          Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d)          All references in this Agreement to any of the property described in the definition of the term “Collateral” or “Pledged Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

SECTION 2

Guarantee

2.1          Guarantee. (a) (i) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the applicable Secured Parties, the prompt and complete payment and performance by each U.S. Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such U.S. Borrower owed to the applicable Secured Parties, and (ii) each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the applicable Secured Parties, the prompt and complete payment and performance by each Canadian Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Canadian Borrower owed to the applicable Secured Parties.

(b)          Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in Subsection 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder.

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(c)          Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d)          The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all of the Loans, any Reimbursement Obligations and all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender) and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor (other than Holdings), a sale or other disposition of all the Capital Stock of such Guarantor (other than to a U.S. Borrower or a U.S. Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, (iii) as to any Guarantor (other than Holdings), such Guarantor being or becoming an Excluded Subsidiary and (iv) as to Holdings, Holdings being released from its obligations hereunder pursuant to Subsection 9.16(h).

(e)           No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of each Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earliest to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, and all other Borrower Obligations then due and owing are paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender) and the Commitments are terminated, (ii) as to any Guarantor (other than Holdings), a sale or other disposition of all the Capital Stock of such Guarantor (other than to a U.S. Borrower or a U.S. Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, (iii) as to any Guarantor (other than Holdings), such Guarantor being or becoming an Excluded Subsidiary and (iv) as to Holdings, Holdings being released from its obligations hereunder pursuant to Subsection 9.16(h).

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(f)           Notwithstanding anything herein or in any other Loan Document to the contrary, including Subsection 2.6 hereof, (i) the obligations of Holdings under this Agreement, including in respect of its Guarantor Obligations, are expressly limited recourse obligations of Holdings, and such obligations shall be payable solely from, limited to, and shall in no event exceed, Holdings’ Pledged Collateral and (ii) upon the collection, sale or disposition of, or other realization upon, all of Holdings’ Pledged Collateral, by or on behalf of the Collateral Agent or any Secured Party, whether pursuant to Section 6 of this Agreement or otherwise, the obligations of Holdings under this Agreement, including in respect of its Guarantor Obligations, shall be irrevocably and indefeasibly terminated and shall not be subject to reinstatement under any circumstance.

2.2          Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worth of each Guarantor on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Subsection 2.3. The provisions of this Subsection 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3          No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by any Borrower on account of the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding (or shall not have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to each applicable Issuing Lender) and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any Letter of Credit shall remain outstanding (and shall not have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender) or any of the Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

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2.4           Amendments, etc. with Respect to the Obligations. To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Collateral Agent, the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Collateral Agent or the Administrative Agent (or the Required Lenders or the applicable Lender(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. None of the Collateral Agent, the Administrative Agent and each other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

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2.5          Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Borrowers or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim alleging breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Borrowers against the Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, non-perfection, taking, or release of Security Collateral, (e) any change in the structure or existence of any of the Borrowers, (f) any application of Security Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any of the Borrowers or such Guarantor) or any existence of or reliance on any representation by the Secured Parties that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent, the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

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2.6          Reinstatement. The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated if previously released in accordance with Subsection 9.16(a), as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7          Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in Subsection 11.2 of the Credit Agreement or such other address as may be designated in writing by the Administrative Agent to such Guarantor from time to time in accordance with Subsection 11.2 of the Credit Agreement.

SECTION 3

Grant of Security Interest

3.1          Grant. Each Grantor (other than Holdings) hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in Subsection 3.3. The term “Collateral”, as to any Grantor (other than Holdings), means the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in Subsection 3.3:

(a)          all Accounts;

(b)          all Money (including all cash);

(c)          all Cash Equivalents;

(d)          all Chattel Paper;

(e)          all Contracts;

(f)           all Deposit Accounts;

(g)          all Documents;

(h)          all Equipment;

(i)           all General Intangibles;

(j)           all Instruments;

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(k)          all Intellectual Property;

(l)           all Inventory;

(m)          all Investment Property;

(n)          all Letter-of-Credit Rights;

(o)          all Fixtures;

(p)          all Supporting Obligations;

(q)          all Commercial Tort Claims constituting Commercial Tort Actions described in Schedule 6 (together with any Commercial Tort Actions subject to a further writing provided in accordance with Subsection 5.2.12);

(r)           all books and records relating to the foregoing;

(s)          the Collateral Proceeds Account; and

(t)           to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, Collateral shall not include any Pledged Collateral, or any property or assets described in the proviso to the definition of Pledged Stock.

3.2          Pledged Collateral. Each Granting Party that is a Pledgor, hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, including any Proceeds thereof, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in Subsection 3.3.

3.3          Certain Limited Exceptions. No security interest is or will be granted pursuant to this Agreement or any other Security Document in any right, title or interest of any Granting Party under or in, and “Collateral” and “Pledged Collateral” shall not include the following (collectively, the “Excluded Assets”):

(a)          any Instruments, Contracts, Chattel Paper, General Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses, Trade Secret Licenses or other contracts or agreements with or issued by Persons other than Holdings, the Parent Borrower, a Subsidiary of the Parent Borrower, or an Affiliate of any of the foregoing (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the Code and any other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);

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(b)          any Equipment or other property that would otherwise be included in the Security Collateral (and such Equipment or other property shall not be deemed to constitute a part of the Security Collateral) if such Equipment or other property (x) (A) is subject to a Lien described in Subsection 8.14(d) or 8.14(e) (with respect to a Lien described in Subsection 8.14(d)) of the Credit Agreement (or any corresponding provision of any Additional Credit Facility) or (B) is subject to a Lien described in clause (h) (with respect to Purchase Money Obligations or Financing Lease Obligations) or (o) (with respect to such Liens described in such clause (h)) of the definition of “Permitted Liens” in the Cash Flow Credit Agreement (or any corresponding provision of any Additional Credit Facility; provided that such provision in any Additional Credit Facility is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (as determined by the Borrower Representative in good faith, which determination shall be conclusive) (but in each case only for so long as such Liens are in place)) or (y) (A) is subject to any Lien described in Subsection 8.14(q) of the Credit Agreement (or any corresponding provision of any Additional Credit Facility) or (B) is subject to any Lien in respect of Hedging Obligations (as defined in the Cash Flow Credit Agreement) permitted by Subsection 8.6 of the Cash Flow Credit Agreement as a “Permitted Lien” pursuant to clause (h) of the definition thereof in the Cash Flow Credit Agreement (or any corresponding provision of any Additional Credit Facility; provided that such provision in any Additional Credit Facility is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (as determined by the Borrower Representative in good faith, which determination shall be conclusive) (but in each case only for so long as such Liens are in place)), and, in the case of such other property, such other property consists solely of (i) cash, Cash Equivalents or Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (ii) any assets relating to such assets, proceeds, dividends or distributions, or to such Hedging Obligations (as defined in the Cash Flow Credit Agreement), and/or (iii) any other assets consisting of, relating to or arising under or in connection with (1) any Hedging Obligations (as defined in the Cash Flow Credit Agreement) or (2) any other agreements, instruments or documents related to any Hedging Obligations (as defined in the Cash Flow Credit Agreement) or to any of the assets referred to in any of subclauses (i) through (iii) of this subclause (b)(y);

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(c)          any property (and/or related rights and/or assets) that (A) would otherwise be included in the Security Collateral (and such property (and/or related rights and/or assets) shall not be deemed to constitute a part of the Security Collateral) if such property has been sold or otherwise transferred in connection with a Sale and Leaseback Transaction (as defined in the definition of “Exempt Sale and Leaseback Transaction” in the Cash Flow Credit Agreement) permitted under Subsection 8.5 of the Credit Agreement (or any corresponding provision of any Additional Credit Facility) or clause (x) or (xix) of the definition of “Asset Disposition” in the Cash Flow Credit Agreement (or any corresponding provision of any Additional Credit Facility; provided that such provision in any Additional Credit Facility is not materially less favorable to the Lenders than the corresponding provision in the Cash Flow Credit Agreement (as determined by the Borrower Representative in good faith, which determination shall be conclusive)), or (B) is subject to any Liens permitted under Subsection 8.14 of the Credit Agreement (or any corresponding provision of any Additional Credit Facility) or Subsection 8.6 of the Cash Flow Credit Agreement (or any corresponding provision of any Additional Credit Facility; provided that such provision in any Additional Credit Facility is not materially less favorable to the Lenders than the corresponding provision in the Cash Flow Credit Agreement in any material respect (as determined by the Borrower Representative in good faith, which determination shall be conclusive)) that, in each case, relate to property subject to any such Sale and Leaseback Transaction (as defined in the definition of “Exempt Sale and Leaseback Transaction” in the Cash Flow Credit Agreement) or general intangibles related thereto (but only for so long as such Liens are in place); provided that, notwithstanding the foregoing, a security interest of the Collateral Agent shall attach to any money, securities or other consideration received by any Grantor as consideration for the sale or other disposition of such property as and to the extent such consideration would otherwise constitute Security Collateral;

(d)          Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) which is described in the proviso to the definition of Pledged Stock;

(e)          any Money, cash, checks, other negotiable instruments, funds and other evidence of payment held in any Deposit Account of the Parent Borrower or any of its Subsidiaries in the nature of a security deposit with respect to obligations for the benefit of the Parent Borrower or any of its Subsidiaries, which must be held for or returned to the applicable counterparty under applicable law or pursuant to Contractual Obligations;

(f)           (x) the Pisces Acquisition Agreement and any rights therein or arising thereunder (except any proceeds of the Pisces Acquisition Agreement) and (y) the Atlas Acquisition Agreement and any rights therein or arising thereunder (except any proceeds of the Atlas Acquisition Agreement);

(g)          any interest in leased real property (including Fixtures related thereto) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

(h)          any fee interest in owned real property (including Fixtures related thereto) if (A) the fair market value (as determined by the Borrower Representative in good faith, which determination shall be conclusive) of such fee interest at the time of the acquisition of such fee interest is less than $15,000,000 individually, or (B) such real property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency;

(i)           any Vehicles and any assets subject to certificate of title;

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(j)           Letter-of-Credit Rights (other than Letter-of-Credit Rights (i) to the extent such Letter-of-Credit Rights are supporting obligations in respect of Collateral and (ii) in which a security interest is automatically perfected by filings under the Uniform Commercial Code of any applicable jurisdiction; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Parent Borrower nor any other Grantor will be required to confer perfection by control over any such Letter-of-Credit Rights) and Commercial Tort Claims, in each case, individually with a value of less than $15,000,000;

(k)           assets to the extent the granting or perfecting of a security interest in such assets would result in costs or other consequences to Topco or any of its Subsidiaries as reasonably determined in writing by the Borrower Representative, the Administrative Agent and, to the extent such assets would otherwise constitute ABL Priority Collateral, the Collateral Agent, which determination shall be conclusive, that are excessive in view of the benefits that would be obtained by the Secured Parties;

(l)            those assets over which the granting of security interests in such assets would be prohibited by contract permitted under the Credit Agreement, applicable law or regulation or the organizational or joint venture documents of any non-wholly owned Subsidiary (including permitted liens, leases and licenses), including contracts over which the granting of security interests therein would result in termination thereof (in each case, after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction, other than proceeds and receivables thereof to the extent that their assignment is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction notwithstanding such prohibitions for so long as such prohibitions are in effect), or to the extent that such security interests would result in adverse tax consequences to Topco or one of its Subsidiaries (or, at the election of the Borrower Representative in connection with an initial public offering or other restructuring of the Parent Borrower, any Parent Entity, the Parent Borrower or any of its Subsidiaries) (as determined by the Borrower Representative in good faith, which determination shall be conclusive) (it being understood that the Lenders shall not require the Parent Borrower or any of its Subsidiaries to enter into any security agreements or pledge agreements governed by foreign law);

(m)          any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts or other bank or securities accounts), (i) to the extent the security interest in such asset is not perfected by filings under the Uniform Commercial Code of any applicable jurisdiction, (ii) other than in the case of Pledged Stock or Pledged Notes, to the extent not perfected by being held by the Collateral Agent or an Additional Agent as agent for the Collateral Agent, (iii) other than DDAs, Concentration Accounts, the Core Concentration Account and Blocked Accounts (in each case only to the extent required pursuant to Subsection 4.16 of the Credit Agreement (or any corresponding provision of any Additional ABL Credit Facility)), and (iv) other than the Collateral Proceeds Account (to the extent required pursuant to this Agreement), and any Collateral Proceeds Account under and as defined in the Cash Flow Collateral Agreement (to the extent required pursuant to the Cash Flow Collateral Agreement);

(n)          Foreign Intellectual Property;

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(o)          any aircraft, airframes, aircraft engines, helicopters, vessels or rolling stock or any Equipment or other assets constituting a part thereof;

(p)          prior to the Discharge of Cash Flow Obligations and the Discharge of Additional Cash Flow Obligations, any property that would otherwise constitute Cash Flow Priority Collateral but is an Excluded Asset (as such term is defined in the Cash Flow Collateral Agreement);

(q)          any Capital Stock and other securities of (i) a Subsidiary of the Parent Borrower to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities for the benefit of any holders of securities results in the Parent Borrower or any of its Restricted Subsidiaries being required to file separate financial statements for such Subsidiary with the Securities and Exchange Commission (or any other governmental authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement and/or (ii) any Subsidiary of the Parent Borrower that is (x) an Unrestricted Subsidiary or (y) an Excluded Subsidiary, other than a Foreign Subsidiary (which pledge of Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) of a Foreign Subsidiary shall be limited to 65% of each series of its Capital Stock);

(r)           any assets or property of Holdings, other than the Pledged Stock of the Parent Borrower; and

(s)           any Goods in which a security interest is not perfected by filing a financing statement in the applicable Grantor’s jurisdiction of organization.

For the avoidance of doubt, if any Grantor receives any payment or other amount under the Atlas Acquisition Agreement or the Pisces Acquisition Agreement, such payment or other amount shall constitute Collateral when and if actually received by such Grantor, to the extent set forth in Subsection 3.1.

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3.4           Intercreditor Relations. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Subsections 3.1 and 3.2 shall (a) with respect to all Security Collateral constituting Cash Flow Priority Collateral (x) prior to the Discharge of Cash Flow Obligations, be subject and subordinate to the Liens granted to the Cash Flow Agent for the benefit of the Cash Flow Secured Parties to secure the Cash Flow Obligations pursuant to the Cash Flow Collateral Agreement and (y) prior to the Discharge of Additional Cash Flow Obligations, be subject and subordinate to the Liens granted to any Additional Cash Flow Agent for the benefit of the holders of the Additional Cash Flow Obligations to secure the Additional Cash Flow Obligations pursuant to any Additional Cash Flow Collateral Documents as and to the extent provided for therein, and (b) with respect to all Security Collateral, prior to the Discharge of Additional ABL Obligations, be pari passu and equal in priority to the Liens granted to any Additional ABL Agent for the benefit of the holders of the applicable Additional ABL Obligations to secure such Additional ABL Obligations pursuant to the applicable Additional ABL Collateral Documents (except, in the case of this clause (b), as may be separately otherwise agreed between the Collateral Agent, on behalf of itself and the Secured Parties, and any Additional ABL Agent, on behalf of itself and the Additional ABL Secured Parties represented thereby). Each of the Collateral Agent and the Administrative Agent acknowledges and agrees that the relative priority of the Liens granted to the Collateral Agent, the Cash Flow Agent and any Additional Agent shall be determined solely pursuant to the applicable Intercreditor Agreements, and not by priority as a matter of law or otherwise. Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the applicable Intercreditor Agreements. In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among (i) the Collateral Agent, the Cash Flow Agent and any Additional Agent, in the case of the ABL/Cash Flow Intercreditor Agreement, (ii) the Collateral Agent and Additional ABL Agent, in the case of any Junior Lien Intercreditor Agreement, and (iii) the Collateral Agent and any other secured creditor (or agent therefor) party thereto, in the case of any Other Intercreditor Agreement. In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so. Notwithstanding any other provision hereof, (x) prior to the Discharge of Cash Flow Obligations and the Discharge of Additional Cash Flow Obligations, any obligation hereunder to deliver to the Collateral Agent any Security Collateral constituting Cash Flow Priority Collateral shall be satisfied by causing such Cash Flow Priority Collateral to be delivered to the Cash Flow Agent or the applicable Cash Flow Collateral Representative (as defined in the ABL/Cash Flow Intercreditor Agreement) to be held in accordance with the ABL/Cash Flow Intercreditor Agreement and (y) prior to the Discharge of Additional ABL Obligations, any obligation hereunder to deliver to the Collateral Agent any Security Collateral shall be satisfied by causing such Security Collateral to be delivered to the applicable Collateral Representative or any Additional ABL Agent to be held in accordance with the applicable Intercreditor Agreement.

SECTION 4

Representations and Warranties

4.1          Representations and Warranties of Each Guarantor. To induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor (other than the U.S. Borrowers) hereby represents and warrants to the Collateral Agent and each other Secured Party (to the extent such representations and warranties are required to be true and correct for any applicable Extension of Credit pursuant to Section 6 of the Credit Agreement) that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s knowledge shall, for the purposes of this Subsection 4.1, be deemed to be a reference to such Guarantor’s knowledge.

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4.2           Representations and Warranties of Each Grantor. To induce the Administrative Agent, the Collateral Agent and the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement following the Closing Date, each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party (solely to the extent such representations and warranties are required to be true and correct for such Extension of Credit pursuant to Subsection 6.2 of the Credit Agreement) that, in each case after giving effect to the Transactions:

4.2.1        Title; No Other Liens. Except for the security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Credit Agreement (including Subsection 8.14 thereof), such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens securing Indebtedness. As of the Closing Date, except as set forth on Schedule 3, to the knowledge of such Grantor (x) in the case of the ABL Priority Collateral, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s ABL Priority Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia and (y) in the case of the Cash Flow Priority Collateral, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Cash Flow Priority Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia, except, in each case, such as have been filed in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or as are permitted by the Credit Agreement (including Subsection 8.14 thereof) or any other Loan Document or for which termination statements will be delivered on the Closing Date.

4.2.2        Perfected First Priority Liens. (a) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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(b)          Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favor of the United States government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents upon the earlier of such Filing or the delivery to and continuing possession by the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and upon the obtaining and maintenance of “control” (as described in the Code) by the Collateral Agent, the Cash Flow Agent, the Administrative Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with any applicable Intercreditor Agreement of all Deposit Accounts, all Blocked Accounts, the Collateral Proceeds Account, all Electronic Chattel Paper and all Letter-of-Credit Rights a security interest in which is perfected by “control” (in the case of Deposit Accounts and Blocked Accounts, to the extent required under Subsection 4.16 of the Credit Agreement (or any corresponding provision of any Additional ABL Credit Facility)) and in the case of Commercial Tort Actions (other than such Commercial Tort Actions listed on Schedule 6 on the date of this Agreement), upon the taking of the actions required by Subsection 5.2.12, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons securing Indebtedness, in each case other than Liens permitted by the Credit Agreement (including Permitted Liens) (and subject to any applicable Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the Collateral Agent, the Administrative Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent (in accordance with any applicable Intercreditor Agreement) or the recording of other applicable documents in the United States Patent and Trademark Office or United States Copyright Office may be necessary for perfection or enforceability, and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. As used in this Subsection 4.2.2(b), the following terms shall have the following meanings:

“Filings”: the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or a notice thereof with respect to Intellectual Property as set forth in Schedule 3, and (iii) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”: the financing statements attached hereto on Schedule 4A for filing in the jurisdictions listed in Schedule 4B.

“Ordinary Course Transferees”: (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Specified Assets”: the following property and assets of such Grantor:

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(1)          Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction or by the filing and acceptance of intellectual property security agreements in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Parent Borrower and its Subsidiaries taken as a whole;

(2)          Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that (a) Liens thereon cannot be perfected by filing and acceptance of intellectual property security agreements in the United States Copyright Office or (b) the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;

(3)          Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia;

(4)          goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326(1)(b) of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, to the extent of claims of creditors of such Person;

(5)          Fixtures, Vehicles, any other assets subject to certificates of title, and Money and Cash Equivalents (other than Cash Equivalents constituting Investment Property to the extent a security interest therein is perfected by the filing of a financing statement under the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction);

(6)          Proceeds of Accounts or Inventory which do not themselves constitute Collateral or which do not constitute identifiable Cash Proceeds or which have not yet been transferred to or deposited in the Collateral Proceeds Account (if any) or to a Blocked Account;

(7)          Contracts, Accounts or receivables subject to the Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.);

(8)          uncertificated securities, to the extent Liens thereon cannot be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction; and

(9)           securities held with an intermediary (as such phrase is defined in the Convention on the Law Applicable to Certain Rights in Respect of Securities held with an Intermediary as in effect in the United States) to the extent that the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the perfection of Liens thereon.

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4.2.3       Jurisdiction of Organization. On the date hereof, such Grantor’s jurisdiction of organization is specified on Schedule 4B.

4.2.4       [Reserved].

4.2.5       Accounts Receivable. The amounts represented by such Grantor (other than Holdings) to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s (other than Holdings) Accounts Receivable constituting Security Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor (other than Holdings) in accordance with GAAP. Unless otherwise indicated in writing to the Administrative Agent, each Account Receivable of such Grantor (other than Holdings) arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor (other than Holdings). Such Grantor (other than Holdings) has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor (other than Holdings) may otherwise advise the Administrative Agent in writing.

4.2.6       Patents, Copyrights and Trademarks. Schedule 5 lists all Trademarks, Copyrights and Patents, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, and registered in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and owned by such Grantor (other than Holdings) in its own name as of the date hereof, and all Trademark Licenses, all Copyright Licenses and all Patent Licenses, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole (including Trademark Licenses for registered Trademarks, Copyright Licenses for registered Copyrights and Patent Licenses for registered Patents, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, but excluding licenses to commercially available “off-the-shelf” software), owned by such Grantor (other than Holdings) in its own name as of the date hereof, in each case, that is solely United States Intellectual Property.

4.3           Representations and Warranties of Each Pledgor. To induce the Administrative Agent, the Collateral Agent and the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement following the Closing Date, each Pledgor hereby represents and warrants to the Collateral Agent and each other Secured Party (solely to the extent such representations and warranties are required to be true and correct for such Extension of Credit pursuant to Subsection 6.2 of the Credit Agreement) that:

4.3.1       Except as provided in Subsection 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of shares of a Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Domestic Subsidiary owned by such Pledgor and (ii) in the case of any Pledged Stock constituting Capital Stock of any Foreign Subsidiary, as of the Closing Date such percentage (not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary owned by such Pledgor.

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4.3.2       [Reserved].

4.3.3       Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Liens permitted by the Credit Agreement (including Permitted Liens).

4.3.4       Upon the delivery to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created by this Agreement in such Pledged Securities constituting certificated securities, assuming the continuing possession of such Pledged Securities by the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the Cash Flow Agent, the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor to the extent provided in and governed by the Code, in each case subject to Liens permitted by the Credit Agreement (including Permitted Liens) (and any applicable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5       Upon the earlier of (x) (to the extent a security interest in uncertificated securities may be perfected by the filing of a financing statement) the filing of the Financing Statements or of financing statements delivered pursuant to Subsection 7.9 of the Credit Agreement in the relevant jurisdiction and (y) (to the extent a security interest in uncertificated securities may be perfected by the obtaining and maintenance of “control” (as described in the Code)) the obtaining and maintenance of “control” (as described in the Code) by the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent (or their respective agents appointed for purposes of perfection), as applicable, in accordance with any applicable Intercreditor Agreement, of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the Cash Flow Agent, the applicable Collateral Representative and any Additional Agent set forth in the ABL/Cash Flow Intercreditor Agreement or any Other Intercreditor Agreement) security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the Code, in each case subject to Liens permitted by the Credit Agreement (including Permitted Liens) (and any applicable Intercreditor Agreement), and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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4.3.6       Letter-of-Credit Rights. Schedule 7 lists all Letter-of-Credit Rights not constituting Excluded Assets owned by any Grantor (other than Holdings) on the date hereof.

SECTION 5

Covenants

5.1          Covenants of Each Guarantor. Each Guarantor (other than the U.S. Borrowers) covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations, and all other Obligations then due and owing, shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender) and the Commitments shall have terminated, (ii) as to any such Guarantor (other than Holdings), a sale or other disposition of all the Capital Stock of such Guarantor (other than to a U.S. Borrower or a U.S. Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, (iii) as to any such Guarantor (other than Holdings), such Guarantor being or becoming an Excluded Subsidiary or (iv) as to Holdings, Holdings being released from its obligations hereunder pursuant to Subsection 9.16(h), such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.

5.2          Covenants of Each Grantor. Each Grantor (other than Holdings) covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender) and the Commitments shall have terminated, (ii) as to any such Grantor, a sale or other disposition of all the Capital Stock of such Grantor (other than to a U.S. Borrower or a U.S. Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Grantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement or (iii) as to any such Grantor, such Grantor being or becoming an Excluded Subsidiary:

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5.2.1        Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Collateral Agent, for the benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, such Instrument or Chattel Paper shall be promptly delivered to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Credit Agreement or as contemplated by the Intercreditor Agreements.

5.2.2       [Reserved].

5.2.3       Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including material claims for labor, materials and supplies) against or with respect to such Grantor’s Collateral, except that no such tax, assessment, charge, levy or claim need be paid, discharged or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that the failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.2.4       Maintenance of Perfected Security Interest; Further Documentation. (a)Such Grantor shall use commercially reasonable efforts to maintain the security interest created by this Agreement in such Grantor’s Collateral as a perfected security interest as and to the extent described in Subsection 4.2.2 and to defend the security interest created by this Agreement in such Grantor’s Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof).

(b)          Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing such Grantor’s ABL Priority Collateral (and, after the Discharge of Cash Flow Obligations and the Discharge of Additional Cash Flow Obligations, such Grantor’s Cash Flow Priority Collateral) and such other reports in connection with such Grantor’s ABL Priority Collateral (and, after the Discharge of Cash Flow Obligations and the Discharge of Additional Cash Flow Obligations, such Grantor’s Cash Flow Priority Collateral) as the Collateral Agent may reasonably request in writing, all in reasonable detail.

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(c)          At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) as in effect from time to time in any United States jurisdiction with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Parent Borrower nor any other Grantor will be required to (v) take any action in any jurisdiction other than the United States of America, or required by the laws of any such non-U.S. jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-U.S. jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (w) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by Subsection 4.16 of the Credit Agreement and (B) in the case of Security Collateral that constitutes Capital Stock or Pledged Notes in certificated form, delivering such Capital Stock or Pledged Notes to the Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (x) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts or securities accounts) (except, in each case (A) as required by Subsection 4.16 of the Credit Agreement and (B) to the extent consisting of proceeds perfected automatically or by the filing of a financing statement under the Uniform Commercial Code of any applicable jurisdiction or, in the case of Pledged Stock or Pledged Notes, by being held by the Collateral Agent or any Additional Agent as agent for the Collateral Agent), (y) deliver landlord lien waivers, estoppels or collateral access letters or (z) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.

(d)          The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

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5.2.5       Changes in Name, Jurisdiction of Organization, etc. Such Grantor will give prompt written notice to the Collateral Agent of any change in its name, legal form or jurisdiction of organization (whether by merger or otherwise) (and in any event within 30 days of such change); provided that, promptly thereafter such Grantor shall deliver to the Collateral Agent all additional financing statements and other documents reasonably necessary to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing statements the Collateral Agent shall either promptly file such additional financing statements or approve the filing of such additional financing statements by such Grantor. Upon any such approval such Grantor shall proceed with the filing of the additional financing statements and deliver copies (or other evidence of filing) of the additional filed financing statements to the Collateral Agent.

5.2.6       [Reserved].

5.2.7       Pledged Stock. In the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Subsection 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of Subsections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsection 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

5.2.8       Accounts Receivable. (a) With respect to Accounts Receivable constituting ABL Priority Collateral, such Grantor will not, other than in the ordinary course of business or as permitted by the Loan Documents, (i) grant any extension of the time of payment of any of such Grantor’s Accounts Receivable, (ii) compromise or settle any such Accounts Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any such Accounts Receivable, (iv) allow any credit or discount whatsoever on any such Accounts Receivable, (v) amend, supplement or modify any such Accounts Receivable, unless such extensions, compromises, settlements, releases, credits, discounts, amendments, supplements or modifications would not reasonably be expected to materially adversely affect the value of the Accounts Receivable constituting ABL Priority Collateral taken as a whole or (vi) evidence any Accounts Receivable by an Instrument as Chattel Paper.

(b)          Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it from any obligor under the Accounts Receivable constituting ABL Priority Collateral that disputes the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Accounts Receivable constituting ABL Priority Collateral.

5.2.9       Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records in all material respects of its Collateral, including a record of all payments received and all credits granted with respect to such Collateral; provided that with respect to the Cash Flow Priority Collateral, the satisfactory maintenance of such records shall be determined in good faith by such Grantor or the Parent Borrower.

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5.2.10     Acquisition of Intellectual Property. Concurrently with the delivery of the annual Compliance Certificate pursuant to Subsection 7.2(a) of the Cash Flow Credit Agreement, the Borrower Representative will notify the Collateral Agent of any acquisition by the Grantors of (i) any registration of any United States Copyright, Patent or Trademark, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, or (ii) any exclusive rights under a United States Copyright License, Patent License or Trademark License, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, constituting Collateral, and each applicable Grantor shall take such actions as may be reasonably requested by the Collateral Agent (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any United States Copyright, Patent or Trademark constituting Collateral, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate filings (I) of financing statements under the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction and/or (II) in the United States Patent and Trademark Office, or with respect to registered Copyrights and Copyright Licenses for registered Copyrights, the United States Copyright Office.

5.2.11     [Reserved].

5.2.12     Commercial Tort Actions. All Commercial Tort Actions of each Grantor in existence on the date of this Agreement, known to such Grantor on the date hereof, are described in Schedule 6 hereto. Concurrently with the delivery of the annual Compliance Certificate pursuant to Subsection 7.2(a) of the Cash Flow Credit Agreement, the Borrower Representative will notify the Collateral Agent of any acquisition by the Grantors of any Commercial Tort Action and describe the details thereof, and each applicable Grantor shall take such actions as may be reasonably requested by the Collateral Agent to grant to the Collateral Agent a security interest in any such Commercial Tort Action and in the proceeds thereof, all upon and subject to the terms of this Agreement.

5.2.13     Deposit Accounts; Etc. Such Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no breach of Subsection 4.16 of the Credit Agreement is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

5.2.14     Protection of Trademarks. Such Grantor shall, with respect to any Trademarks that are material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, use commercially reasonable efforts not to cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademarks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and shall use commercially reasonable efforts to take all steps reasonably necessary to ensure that licensees of such Trademarks use such consistent standards of quality, in each case, except as would not reasonably be expected to have a Material Adverse Effect.

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5.2.15     Protection of Intellectual Property. Subject to and except as permitted by the Credit Agreement, such Grantor shall use commercially reasonable efforts not to do any act or omit to do any act whereby any of the Intellectual Property that is material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, may lapse, expire, or become abandoned, or unenforceable, in each case, except as would not reasonably be expected to have a Material Adverse Effect.

5.2.16     Assignment of Letter-of-Credit Rights. In the case of any Letter-of-Credit Rights of any Grantor not constituting Excluded Assets acquired following the Closing Date and constituting ABL Priority Collateral, such Grantor shall use its commercially reasonable efforts to promptly obtain the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the related letter of credit in accordance with Section 5-114(c) of the Code.

5.3          Covenants of Each Pledgor. Each Pledgor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the Loans, any Reimbursement Obligations and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to each applicable Issuing Lender) and the Commitments shall have terminated, (ii) as to any Pledgor (other than Holdings), a sale or other disposition of all the Capital Stock of such Pledgor (other than to a U.S. Borrower or a U.S. Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Pledgor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, (iii) as to any Pledgor (other than Holdings), such Pledgor being or becoming an Excluded Subsidiary or (iv) as to Holdings, Holdings being released from its obligations hereunder pursuant to Subsection 9.16(h):

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5.3.1       Additional Shares. If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent and the other Secured Parties, hold the same in trust for the Collateral Agent and the other Secured Parties and deliver the same forthwith to the Collateral Agent (who will hold the same on behalf of the Secured Parties) or the Cash Flow Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, the Cash Flow Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Collateral Agent, the Cash Flow Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to Subsection 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, more than 65% of any series of outstanding Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) of any Foreign Subsidiary pursuant to this Agreement). If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Parent Borrower in accordance with the Credit Agreement) shall be paid over to the Collateral Agent, the Cash Flow Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement to be held by the Collateral Agent, the Cash Flow Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement subject to the terms hereof, as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, to be held by the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations, in each case except as otherwise provided by any applicable Intercreditor Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

5.3.2       [Reserved].

5.3.3       Pledged Notes.

(a)          Each Pledgor party hereto as of the date of this Agreement shall deliver to the Collateral Agent or the Cash Flow Agent, in accordance with the ABL/Cash Flow Intercreditor Agreement, all Pledged Notes then held by such Granting Party, endorsed in blank or, at the request of the Collateral Agent, endorsed in blank or, at the request of the Collateral Agent, endorsed to the Collateral Agent or the Cash Flow Agent, in accordance with the ABL/Cash Flow Intercreditor Agreement, within the time periods set forth on Schedule 7.12 to the Credit Agreement, plus any extensions granted by the Collateral Agent or the Cash Flow Agent, as applicable, in its sole discretion.

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(b)          Each Pledgor which becomes a party hereto after the Closing Date pursuant to Subsection 9.15 shall deliver to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with each applicable Intercreditor Agreement, all Pledged Notes then held by such Pledgor, endorsed in blank or, at the request of the Collateral Agent, endorsed to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with each applicable Intercreditor Agreement. Furthermore, within 10 Business Days (or such longer period as may be agreed by the Collateral Agent in its sole discretion) after any Pledgor obtains a Pledged Note, such Pledgor shall cause such Pledged Note to be delivered to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed in blank or, at the request of the Collateral Agent, the Cash Flow Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed to the Collateral Agent, the Cash Flow Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement.

5.3.4       Maintenance of Security Interest.

(a)          Such Pledgor shall use commercially reasonable efforts to defend the security interest created by this Agreement in such Pledgor’s Pledged Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor; provided that notwithstanding any other provision of this Agreement or any other Loan Documents, neither the Parent Borrower nor any other Pledgor will be required to (v) take any action in any jurisdiction other than the United States of America, or required by the laws of any such non-U.S. jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-U.S. jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral, (w) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by Subsection 4.16 of the Credit Agreement (or any corresponding provision of any Additional ABL Credit Facility) and (B) in the case of Security Collateral that constitutes Capital Stock or Pledged Notes in certificated form, delivering such Capital Stock or Pledged Notes to the Collateral Agent (or another Person as required under any Intercreditor Agreement), (x) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts or securities accounts) (except (A) as required by Subsection 4.16 of the Credit Agreement (or any corresponding provision of any Additional ABL Credit Facility) and (B) in each case, to the extent consisting of proceeds perfected automatically or by the filing of a financing statement under the Code or, in the case of Pledged Stock or Pledged Notes, by being held by the Collateral Agent or an Additional Agent as agent for the Collateral Agent), (y) deliver landlord lien waivers, estoppels or collateral access letters or (z) file any fixture filing with respect to any security interest in Fixtures affixed to or attached to any real property constituting Excluded Assets.

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(b)          The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining or delivery of documents or other deliverables with respect to, particular assets of any Pledgor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

SECTION 6

Remedial Provisions

6.1          Certain Matters Relating to Accounts. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to each applicable Intercreditor Agreement, the Collateral Agent shall have the right to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to each applicable Intercreditor Agreement, upon the Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b)          The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts Receivable constituting Collateral and the Collateral Agent may curtail or terminate said authority at any time, without limiting the Collateral Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement. If required by the Collateral Agent at any time, without limiting the Collateral Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, any Proceeds constituting payments or other cash proceeds of Accounts Receivable constituting Collateral, when collected by such Grantor (other than Holdings), (i) shall be forthwith (and, in any event, within 2 Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Subsection 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor. All Proceeds constituting collections or other cash proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Collateral Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default specified in Subsection 9.1(a) of the Credit Agreement has occurred and is continuing, subject to any applicable Intercreditor Agreement, at the Collateral Agent’s election, each of the Collateral Agent and the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Subsection 6.5. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in Subsection 6.1(d).

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(c)          At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to each applicable Intercreditor Agreement, at the Collateral Agent’s request, each Grantor (other than Holdings) shall deliver to the Collateral Agent copies or, if required by the Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor’s Accounts Receivable constituting Collateral, including all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts related thereto.

(d)          So long as no Event of Default has occurred and is continuing, subject to each applicable Intercreditor Agreement, the Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s (other than Holdings) Collateral Proceeds Account to a Blocked Account of such Grantor or any other account designated by such Grantor. In the event that an Event of Default has occurred and is continuing, subject to each applicable Intercreditor Agreement, the Collateral Agent at its option may require that each Collateral Proceeds Account of each Grantor (other than Holdings) be established at the Collateral Agent or at another institution reasonably acceptable to the Collateral Agent. Subject to Subsection 4.16 of the Credit Agreement, each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own Blocked Accounts, and to maintain such balances in its Blocked Accounts, as it shall deem to be necessary or desirable.

6.2          Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to each applicable Intercreditor Agreement, communicate with obligors under the Accounts Receivable constituting Collateral and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b)          Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to each applicable Intercreditor Agreement, each Grantor (other than Holdings) shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Collateral Agent.

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(c)           Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. None of the Collateral Agent, the Administrative Agent or any other Secured Party shall have any obligation or liability under any Accounts Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Accounts Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

6.3          Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Pledgor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Subsection 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Pledged Stock.

(b)          Subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing and the Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor or Pledgors (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor as provided in the Credit Agreement consistent with Subsection 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Collateral Agent, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine), all without liability to the maximum extent permitted by applicable law (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Collateral Agent shall have no duty, to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Collateral Agent shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in Subsection 6.6 other than in accordance with Subsection 6.6.

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(c)           Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to, subject to each applicable Intercreditor Agreement, (i) comply with any instruction received by it from the Collateral Agent in writing with respect to Capital Stock in such Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

6.4           Proceeds to Be Turned Over to the Collateral Agent. In addition to the rights of the Collateral Agent specified in Subsection 6.1 with respect to payments of Accounts Receivable constituting Collateral, subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing, and the Collateral Agent shall have instructed any Grantor to do so, all Proceeds of Security Collateral received by such Grantor consisting of cash, checks and other Cash Equivalent items shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties hereto, the Cash Flow Agent and the other Cash Flow Secured Parties, any Additional Agent and the other applicable Additional Secured Parties (as defined in the applicable Intercreditor Agreement), and the applicable Collateral Representative, in each case to the extent applicable, in accordance with the terms of each applicable Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the terms of the applicable Intercreditor Agreement, in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, the Cash Flow Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the applicable Intercreditor Agreement, if required). All Proceeds of Security Collateral received by the Collateral Agent hereunder shall be held by the Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control, subject to each applicable Intercreditor Agreement. All Proceeds of Security Collateral while held by the Collateral Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in Subsection 6.5 and each applicable Intercreditor Agreement.

6.5          Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Security Collateral received by the Collateral Agent (whether from the relevant Granting Party or otherwise) shall be held by the Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Collateral Agent, subject to each applicable Intercreditor Agreement, be applied by the Collateral Agent against the Obligations of the relevant Granting Party then due and owing in the order of priority set forth in Subsection 10.15 of the Credit Agreement.

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6.6          Code and Other Remedies. Subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Code and under any other applicable law and in equity. Without limiting the generality of the foregoing, to the extent permitted by applicable law and subject to each applicable Intercreditor Agreement, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent permitted by law and subject to each applicable Intercreditor Agreement, the Collateral Agent or any other Secured Party shall have the right, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released. Each Granting Party further agrees, at the Collateral Agent’s request (subject to each applicable Intercreditor Agreement), to assemble the Security Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Subsection 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Collateral Agent and the other Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in Subsection 6.5, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the Code, need the Collateral Agent account for the surplus, if any, to such Granting Party. To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

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6.7          Registration Rights. (a) Subject to each applicable Intercreditor Agreement, if the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Subsection 6.6, and if in the reasonable opinion of the Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all states and the District of Columbia that the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

(b)          Such Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)           Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Subsection 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this Subsection 6.7 will cause irreparable injury to the Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Subsection 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants (except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement).

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6.8          Waiver; Deficiency. Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Loans, Reimbursement Obligations constituting Obligations of such Granting Party and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

SECTION 7

The Collateral Agent

7.1          Collateral Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Granting Party hereby irrevocably constitutes and appoints the Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default, and in accordance with and subject to each applicable Intercreditor Agreement. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law and subject to each applicable Intercreditor Agreement), (x) each Pledgor hereby gives the Collateral Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Subsection 6.6 or 6.7, any endorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor (other than Holdings) hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)            in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Accounts Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Accounts Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

(ii)           in the case of any Copyright, Patent, or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to such Grantor to evidence the Collateral Agent’s and the Lenders’ security interest in such Copyright, Patent, or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby consents to the non-exclusive royalty free use by the Collateral Agent of any Copyright, Patent or Trademark owned by such Grantor included in the Collateral for the purposes of disposing of any Collateral;

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(iii)          pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv)          (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)          The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Subsection 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans that are Revolving Credit Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Collateral Agent on demand.

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(c)           Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

7.2          Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

7.3          Financing Statements. Pursuant to any applicable law, each Granting Party authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Granting Party authorizes the Collateral Agent to use any collateral description reasonably determined by the Collateral Agent, including the collateral description “all personal property” or “all assets” or words of similar meaning in any such financing statements, provided that any collateral description in any financing statement or other filing or recording document or instrument with respect to Holdings and/or Holdings’ Pledged Collateral shall be limited to an accurate and precise description of Holdings’ Pledged Collateral. The Collateral Agent agrees to use its commercially reasonable efforts to notify the relevant Granting Party of any financing or continuation statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

7.4          Authority of Collateral Agent. Each Granting Party acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Granting Parties, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

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7.5          Right of Inspection. Upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor (other than Holdings), and the Collateral Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Collateral Agent at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor (other than Holdings) where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the Credit Agreement and the other Loan Documents (and subject to each applicable Intercreditor Agreement). Notwithstanding anything to the contrary in this Subsection 7.5, no Grantor will be required to disclose or permit the inspection or discussion of any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Collateral Agent or any other Secured Party (or their respective representatives) is prohibited by any Requirement of Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.

SECTION 8

Non-Lender Secured Parties

8.1           Rights to Collateral. (a) The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following: (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Credit Agreement) or to direct the Collateral Agent to do the same, including the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Granting Party under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, this Agreement); (iii) vote in any Bankruptcy Case or similar proceeding in respect of Holdings, any Borrower or any of the Parent Borrower’s other Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with this Agreement); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis under Section 364(d) of the Bankruptcy Code); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lenders or Agents seeking on an equal and ratable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

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(b)          Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Collateral Agent and the Lenders, with the consent of the Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction. The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral. Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holdings, any Borrower or any of the Parent Borrower’s other Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.

(c)          Notwithstanding any provision of this Subsection 8.1, the Non-Lender Secured Parties shall be entitled subject to each applicable Intercreditor Agreement to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Intercreditor Agreement and authorizes the Collateral Agent to enter into the Intercreditor Agreements on its behalf.

(d)          Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees that the Collateral Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Granting Party from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.

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8.2          Appointment of Agent. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the Collateral Agent, as agent under the Credit Agreement (and all officers, employees or agents designated by the Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable. Each Non-Lender Secured party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees to be bound by the provisions of Subsections 10.4, 10.6 and 10.8 of the Credit Agreement as if it were a Lender. It is understood and agreed that the Collateral Agent has appointed the Administrative Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.

8.3          Waiver of Claims. To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including any such exercise described in Subsection 8.1(b)), except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person. To the maximum extent permitted by applicable law, none of the Collateral Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings, any Subsidiary of Holdings, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person.

8.4          Designation of Non-Lender Secured Parties. The Borrower Representative may from time to time designate a Person as a “Bank Products Provider,” a “Hedging Provider” or a “Management Credit Provider” hereunder by written notice to the Collateral Agent. Upon being so designated by the Borrower Representative, such Bank Products Provider, Hedging Provider or Management Credit Provider (as the case may be) shall be a Non-Lender Secured Party for the purposes of this Agreement for as long as so designated by the Borrower Representative; provided that, at the time of the Borrower Representative’s designation of such Non-Lender Secured Party, the obligations of the relevant Grantor under the applicable Hedging Agreement, Bank Products Agreement or Management Guarantee (as the case may be) have not been designated as Cash Flow Obligations, Additional ABL Obligations or Additional Cash Flow Obligations.

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SECTION 9

Miscellaneous

9.1          Amendments in Writing. None of the terms or provisions of this Agreement may be amended, supplemented, waived or otherwise modified except by a written instrument executed by each affected Granting Party and the Collateral Agent, provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the Collateral Agent in a written instrument executed by the Collateral Agent and (b) if separately agreed in writing between the Borrower Representative and any Non-Lender Secured Party (and such Non-Lender Secured Party has been designated in writing by the Borrower Representative to the Collateral Agent for purposes of this sentence, for so long as so designated), no such amendment, supplement, waiver or modification shall amend, modify or waive Subsection 6.5 (or the definition of “Non-Lender Secured Party” or “Secured Party” to the extent relating thereto) if such amendment, supplement, waiver or modification would directly and adversely affect a Non-Lender Secured Party without the written consent of such affected Non-Lender Secured Party. For the avoidance of doubt, it is understood and agreed that any amendment, restatement, supplement, waiver or other modification of or to any Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any Intercreditor Agreement or otherwise, of amending, supplementing, waiving or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party and the Collateral Agent in accordance with this Subsection 9.1.

9.2          Notices. All notices, requests and demands to or upon the Administrative Agent, the Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in Subsection 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Collateral Agent and the Administrative Agent given in accordance with Subsection 11.2 of the Credit Agreement.

9.3          No Waiver by Course of Conduct; Cumulative Remedies. None of the Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to Subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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9.4          Enforcement Expenses; Indemnification. (a) Each Guarantor jointly and severally agrees to pay or reimburse each Secured Party and the Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including the reasonable fees and disbursements of counsel to the Collateral Agent and the Administrative Agent, in each case, to the extent any U.S. Borrower would be required to do so pursuant to Subsection 11.5 of the Credit Agreement.

(b)           Each Grantor jointly and severally agrees to pay, and to save the Collateral Agent, the Administrative Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the U.S. Borrowers would be required to do so pursuant to Subsection 11.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence, bad faith or willful misconduct of the Collateral Agent, the Administrative Agent or any other Secured Party as determined by a court of competent jurisdiction in a final and nonappealable decision.

(c)          The agreements in this Subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

9.5          Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Collateral Agent and the Secured Parties and their respective successors and assigns permitted by the Credit Agreement.

9.6          Set-Off. Each Guarantor (other than Holdings) hereby irrevocably authorizes each of the Administrative Agent and the Collateral Agent and each other Secured Party at any time and from time to time without notice to such Guarantor or any other Granting Party, any such notice being expressly waived by each Granting Party, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under Subsection 9.1(a) of the Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent, the Administrative Agent or such other Secured Party may elect. The Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent and each other Secured Party under this Subsection 9.6 are in addition to other rights and remedies (including other rights of set-off) which the Collateral Agent, the Administrative Agent or such other Secured Party may have.

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9.7          Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile and other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8          Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

9.9          Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10        Integration. This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11        GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.12        Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

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(a)           submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court” and, together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) the Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Subsection 9.12 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Subsection 9.12(a) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding;

(b)          consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c)           agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any party at its address referred to in Subsection 9.2 or at such other address of which the Collateral Agent and the Administrative Agent (in the case of any other party hereto) and the Borrower Representative (in the case of the Collateral Agent and the Administrative Agent) shall have been notified pursuant thereto;

(d)          agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and

(e)          waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Subsection 9.12 any consequential or punitive damages.

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9.13        Acknowledgments. Each Guarantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)          none of the Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

9.14         WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN

9.15        Additional Granting Parties. (a) Each new Domestic Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to Subsection 7.9(b) of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Domestic Subsidiary of an Assumption Agreement substantially in the form of Annex 2 hereto. Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of the Parent Borrower pursuant to Subsection 7.9(b) or (c)(x)(i) of the Credit Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement substantially in the form of Annex 3 hereto.

(b)          Pursuant to Subsection 7.13 of the Credit Agreement, promptly following the effectiveness of the Atlas Merger and the Atlas Contribution, each Atrium Guarantor Entity that is a Domestic Subsidiary and a Wholly Owned Subsidiary (other than an Excluded Subsidiary) shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Atrium Guarantor Entity of an Assumption Agreement in substantially the form of Annex 2 hereto.

9.16        Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lender), all Security Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent, the Administrative Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties. At the request and sole expense of any Granting Party following any such termination, the Collateral Agent and the Administrative Agent shall deliver to such Granting Party (subject to Subsection 7.2, without recourse and without representation or warranty) any Security Collateral held by the Collateral Agent hereunder, and execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including UCC termination statements), and do or cause to be done all other acts, as any Granting Party shall reasonably request to evidence such termination.

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(b)          Upon any sale or other disposition of Security Collateral permitted by the Credit Agreement (other than any sale or disposition to another Grantor (other than Holdings)), the Lien pursuant to this Agreement on such sold or disposed of Security Collateral shall be automatically released. In connection with a sale or other disposition of all the Capital Stock of any Granting Party (other than the Parent Borrower or Holdings and other than any sale or disposition to another Grantor (other than Holdings)) or any other transaction or occurrence as a result of which any Granting Party ceases to be a Restricted Subsidiary of the Parent Borrower, or a sale or other disposition of Security Collateral (other than a sale or disposition to another Grantor (other than Holdings)) permitted under the Credit Agreement, the Administrative Agent and the Collateral Agent shall, upon receipt from the Borrower Representative of a written request for the release of such Granting Party from its Guarantee or the release of the Security Collateral subject to such sale, disposition or other transaction, identifying such Granting Party or the relevant Security Collateral, together with a certification by the Borrower Representative stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents, execute and deliver to the Borrower Representative or the relevant Granting Party (subject to Subsection 7.2, without recourse and without representation or warranty), at the sole cost and expense of such Granting Party, any Security Collateral of such relevant Granting Party held by the Collateral Agent, or the Security Collateral subject to such sale or disposition (as applicable), and, at the sole cost and expense of such Granting Party, execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including UCC termination statements), and do or cause to be done all other acts, as the Borrower Representative or such Granting Party shall reasonably request (x) to evidence or effect the release of such Granting Party from its Guarantee (if any) and of the Liens created hereby (if any) on such Granting Party’s Security Collateral or (y) to evidence the release of the Security Collateral subject to such sale or disposition.

(c)          Upon any transaction or occurrence as a result of which any Granting Party (other than the Parent Borrower or Holdings) ceases to be a Restricted Subsidiary of the Parent Borrower that is permitted under the Credit Agreement, or any such Granting Party being or becoming an Excluded Subsidiary in accordance with the provisions of the Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Granting Party, and all obligations of such Granting Party hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party, and the Administrative Agent and the Collateral Agent shall, upon the request of the Borrower Representative or such Granting Party, deliver to the Borrower Representative or such Granting Party (subject to Subsection 7.2, without recourse and without representation or warranty) any Security Collateral of such Granting Party held by the Collateral Agent hereunder and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to the Borrower Representative or such Granting Party (at the sole cost and expense of the Borrower Representative or such Granting Party) all releases, instruments or other documents (including UCC termination statements), and do or cause to be done all other acts, necessary or reasonably desirable for the release of such Granting Party from its Guarantee (if any) or the Liens created hereby (if any) on such Granting Party’s Security Collateral, as applicable, as the Borrower Representative or such Granting Party may reasonably request.

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(d)          Upon (i) any Security Collateral being or becoming an Excluded Asset or, (ii) any other release of Security Collateral approved, authorized or ratified by the Lenders pursuant to Subsection 10.8(b)(A)(iv) of the Credit Agreement, the Lien pursuant to this Agreement on such Security Collateral shall be automatically released. At the request and sole expense of any Granting Party, the Collateral Agent shall deliver such Security Collateral (if held by the Collateral Agent) to such Granting Party and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including UCC termination statements), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such release.

(e)          Notwithstanding any other provision of this Agreement or any other Loan Document, Holdings shall have the right to transfer all of the Capital Stock of the Parent Borrower held by it (including, for the avoidance of doubt, any such transfer in connection with any change in the Parent Borrower’s legal structure to a corporation, limited liability company or other entity) to any Parent Entity or any Subsidiary of any Parent Entity (a “Successor Holding Company”) that (i) is a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and (ii) assumes all of the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party by executing and delivering to the Administrative Agent and the Collateral Agent a joinder substantially in the form of Annex 4 hereto, or one or more other documents or instruments, together with a financing statement in appropriate form for filing under the Uniform Commercial Code of the relevant jurisdiction, in form and substance reasonably satisfactory to the Collateral Agent, upon which (x) such Successor Holding Company will succeed to, and be substituted for, and may exercise every right and power of Holdings under this Agreement and the other Loan Documents, and shall thereafter be deemed to be “Holdings” for purposes of this Agreement and the other Loan Documents, (y) Holdings, as predecessor to any Successor Holding Company (“Predecessor Holding Company”), shall be irrevocably and unconditionally released from its Guarantee and all other obligations hereunder and under the other Loan Documents, and (z) the Lien pursuant to this Agreement on all Security Collateral of such Predecessor Holding Company, and any Lien pursuant to any other Loan Document on any other property or assets of such Predecessor Holding Company, shall be automatically released (it being understood that such transfer of Capital Stock of the Parent Borrower to and assumption of rights and obligations of Holdings by such Successor Holding Company shall not constitute a Change of Control). At the request and the sole expense of any Predecessor Holding Company or the Parent Borrower, the Collateral Agent shall deliver to such Predecessor Holding Company any Security Collateral and other property or assets of such Predecessor Holding Company held by the Collateral Agent that is not required to be pledged under this Agreement or any other Loan Document by such Successor Holding Company (including the Capital Stock of the Parent Borrower) and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to such Predecessor Holding Company (subject to Subsection 7.2, without recourse and without representation or warranty) such releases, instruments or other documents (including UCC termination statements), and do or cause to be done all other acts, as such Predecessor Holding Company or the Parent Borrower shall reasonably request to evidence or effect the release of such Predecessor Holding Company from its Guarantee and other obligations hereunder and under the other Loan Documents, and the release of the Liens created hereby on such Predecessor Holding Company’s Security Collateral (other than the Capital Stock of the Parent Borrower) and by any other Loan Document on any other property or assets of such Predecessor Holding Company.

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(f)           So long as no Event of Default has occurred and is continuing, the Collateral Agent and the Administrative Agent shall at the direction of any applicable Granting Party return to such Granting Party any proceeds or other property received by it during any Event of Default pursuant to either Subsection 5.3.1 or 6.4 and not otherwise applied in accordance with Subsection 6.5.

(g)          The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Security Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Subsection 9.16.

(h)          Upon the listing of the Capital Stock of the Parent Borrower on a nationally recognized stock exchange in the U.S. (whether through a Qualified IPO or otherwise), the Lien pursuant to this Agreement on all of the shares of Capital Stock of the Parent Borrower, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the capital stock of the Parent Borrower, owned by Holdings shall be automatically released, and the Guarantee of Holdings, and all obligations of Holdings hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and the Administrative Agent and the Collateral Agent shall, upon the request of the Parent Borrower or Holdings, deliver to the Parent Borrower, or Holdings (subject to Subsection 7.2, without recourse and without representation or warranty) any Pledged Stock of Holdings held by the Collateral Agent hereunder and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to the Parent Borrower or Holdings (at the sole cost and expense of the Parent Borrower or Holdings) all releases, instruments or other documents (including UCC termination statements), and do or cause to be done all other acts, necessary or reasonably desirable for the release of Holdings from its Guarantee (if any) or the Liens created hereby (if any) on Holdings’ Pledged Stock, as applicable, as the Parent Borrower or Holdings may reasonably request.

9.17        Judgment. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent or the Collateral Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

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(b)          The obligations of any Guarantor in respect of this Agreement to the Administrative Agent and the Collateral Agent, for the benefit of each holder of Obligations, shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such holder is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent and the Collateral Agent of any sum adjudged to be so due in the judgment currency, the Administrative Agent and the Collateral Agent may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such holder in the original currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent and the Collateral Agent for the benefit of such holder, against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to the Administrative Agent and the Collateral Agent, the Administrative Agent and the Collateral Agent agree to remit to the Borrower Representative, such excess. This covenant shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder.

9.18        Transfer Tax Acknowledgment. Each party hereto acknowledges that the shares delivered hereunder are being transferred to and deposited with the Collateral Agent (or other Person in accordance with any applicable Intercreditor Agreement) as security for the Obligations and that this Subsection 9.18 is intended to be the certificate of exemption from New York stock transfer taxes for the purposes of complying with Section 270.5(b) of the Tax Law of the State of New York.

[Remainder of page left blank intentionally; Signature pages to follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

borrowers:

PISCES MIDCO, INC.

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President and Secretary

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

GUARANTORS:

PISCES HOLDINGS, INC.

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President and Secretary

PLY GEM INDUSTRIES, INC.,

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief Financial Officer and Secretary

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

ALENCO HOLDING CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

ALENCO INTERESTS, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO TRANS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

AWC ARIZONA, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

AWC HOLDING COMPANY

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GREAT LAKES WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

KROY BUILDING PRODUCTS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MASTIC HOME EXTERIORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MW MANUFACTURERS INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MWM HOLDING, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NAPCO, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

NEW ALENCO EXTRUSION, LTD.

By:	Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW ALENCO WINDOW, LTD.

By:	Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW GLAZING INDUSTRIES, LTD.

By:	Glazing Industries Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMEX, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON WINDOWS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

VARIFORM, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

Acknowledged and Agreed to as of the date hereof by:

UBS AG, STAMFORD BRANCH,
as Collateral Agent and Administrative Agent

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director Banking Products Services, US

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director Banking Products Services, US

[Signature Page to Pisces ABL U.S. Guarantee and Collateral Agreement]

ANNEX 1

ACKNOWLEDGEMENT AND CONSENT*

The undersigned hereby acknowledges receipt of a copy of the ABL U.S. Guarantee and Collateral Agreement, dated as of April 12, 2018 (the “Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement or the Credit Agreement referred to therein, as the case may be), made by and among PISCES MIDCO, INC. and the other Granting Parties party thereto in favor of UBS AG, STAMFORD BRANCH, as Collateral Agent and Administrative Agent. The undersigned agrees for the benefit of the Collateral Agent, the Administrative Agent and the Lenders as follows:

The undersigned will be bound by the terms of the Agreement applicable to it as an Issuer (as defined in the Agreement) and will comply with such terms insofar as such terms are applicable to the undersigned as an Issuer.

The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Subsection 5.3.1 of the Agreement.

The terms of Subsections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsection 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:	______________________________
Name: [__________________]
Title: [_______________]

Address for Notices:

[__________________]

* This consent is necessary only with respect to any Issuer that is not also a Granting Party.

ANNEX 2

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [_______ __], 20[_], made by [______________________________], a [______________] corporation ([each an] [the] “Additional Granting Party”), in favor of UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement, or if not defined therein, in the Credit Agreement.

WITNESSETH:

WHEREAS, PISCES MIDCO, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Canadian Borrowers (as defined therein) from time to time party thereto, the U.S. Subsidiary Borrowers (as defined therein) from time to time party thereto, the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to an ABL Credit Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Parent Borrower, Holdings, and certain of the Parent Borrower’s Domestic Subsidiaries are, or are to become, parties to the ABL U.S. Guarantee and Collateral Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, [the] [each] Additional Granting Party is a member of an affiliated group of companies that includes the Parent Borrower and each other Granting Party; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Parent Borrower to make valuable transfers to one or more of the other Granting Parties (including such Additional Granting Party) in connection with the operation of their respective businesses; and the Parent Borrower and the other Granting Parties (including such Additional Granting Party) are engaged in related businesses, and each such Granting Party (including [each] such Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Credit Agreement requires [the] [each] Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, [the] [each] Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

Annex 2

NOW, THEREFORE, IT IS AGREED:

1.            Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, [the] [each] Additional Granting Party, as provided in Subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor]1 and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor]2 thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [____________] to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. [The][Each] Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor],3 contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Granting Party hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in Subsection 3.1 of the Guarantee and Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement].

2.            GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[1]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.
[2]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.
[3]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

Annex 2

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTING PARTY]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

UBS AG, STAMFORD BRANCH,
as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

ANNEX 3

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of [_________ __], 20[_], made by [______________________________], a [______________] corporation (the “Additional Pledgor”), in favor of UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement, or if not defined therein, in the Credit Agreement.

WITNESSETH:

WHEREAS, PISCES MIDCO, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Canadian Borrowers (as defined therein) from time to time party thereto, the U.S. Subsidiary Borrowers (as defined therein) from time to time party thereto, the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to an ABL Credit Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Parent Borrower, Holdings, and certain of the Parent Borrower’s Domestic Subsidiaries are, or are to become, parties to the ABL U.S. Guarantee and Collateral Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Pledgor to become a Pledgor under the Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Additional Pledgor; and

WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the Guarantee and Collateral Agreement;

Annex 3

NOW, THEREFORE, IT IS AGREED:

1.            Guarantee and Collateral Agreement. By executing and delivering this Supplemental Agreement, the Additional Pledgor, as provided in Subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a Pledgor under the Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Additional Pledgor listed in Annex 1 hereto and will be bound by all terms, conditions and duties applicable to a Pledgor under the Guarantee and Collateral Agreement, as a Pledgor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 2 to the Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information. The Additional Pledgor hereby represents and warrants that each of the representations and warranties of such Additional Pledgor, in its capacity as a Pledgor, contained in Subsection 4.3 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Supplemental Agreement) as if made on and as of such date. The Additional Pledgor hereby undertakes each of the covenants, in its capacity as a Pledgor, contained in Subsection 5.3 of the Guarantee and Collateral Agreement. The Additional Pledgor hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Pledged Collateral of such Additional Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement. The Additional Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplemental Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

2.            GOVERNING LAW. THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Annex 3

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL PLEDGOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

UBS AG, STAMFORD BRANCH,
as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

ANNEX 4

JOINDER and release

JOINDER AND RELEASE, dated as of [_________ __], [____] (this “Joinder”) by and among [ ] (“Assignor”), [________] (“Assignee”) and UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below and for the other Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement referred to below.

WITNESSETH:

WHEREAS, PISCES MIDCO, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), [●], the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to an ABL Credit Agreement, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Assignor (as the owner of Capital Stock of the Parent Borrower) entered into the ABL U.S. Guarantee and Collateral Agreement, dated as of April 12, 2018 (the “Guarantee and Collateral Agreement”) by and among Assignor, Holdings, the Parent Borrower, [●], certain of the Parent Borrower’s [other] Domestic Subsidiaries, the Administrative Agent and the Collateral Agent, pursuant to which, among other things, Assignor agreed to jointly and severally, unconditionally and irrevocably, guarantee all of the obligations of the Parent Borrower under the Credit Agreement and grant security interests in and pledge the Pledged Collateral, in favor of the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, Assignee is acquiring from Assignor all of the Capital Stock of the Parent Borrower owned by Assignor;

WHEREAS, in connection therewith, Subsection 9.16(e) of the Guarantee and Collateral Agreement requires Assignee to assume all of the obligations of Assignor under the Guarantee and Collateral Agreement and the other Loan Documents to which Assignor is a party; and

WHEREAS, upon the assumption of Assignor’s obligations by Assignee, the Assignor shall be automatically released from its obligations under the Guarantee and Collateral Agreement and any other instrument or document furnished pursuant thereto, and pursuant to Subsection 9.16(e) of the Guarantee and Collateral Agreement the Administrative Agent and the Collateral Agent shall, among other things, take such actions as may be reasonably requested to evidence such release.

Annex 4

NOW, THEREFORE, IT IS AGREED:

1.	By executing and delivering this Joinder, Assignee hereby expressly assumes all of the obligations of Assignor under the Guarantee and Collateral Agreement and each other Loan Document to which Assignor is a party and agrees that it will be bound by the provisions of the Guarantee and Collateral Agreement and such other Loan Documents. Pursuant to Subsection 9.16(e) of the Guarantee and Collateral Agreement, Assignee hereby succeeds to, and is substituted for, and shall exercise every right and power of, Assignor under the Guarantee and Collateral Agreement and the other Loan Documents to which Assignor is a party, and shall thereafter be deemed to be “Holdings” for purposes of the Guarantee and Collateral Agreement and the other Loan Documents and a “Guarantor”, “Granting Party” and “Pledgor” for purposes of the Guarantee and Collateral Agreement as if originally named therein and the Assignor is hereby expressly, irrevocably and unconditionally discharged from all debts, obligations, covenants and agreements under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [____________] to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information.

2.	The Administrative Agent and the Collateral Agent hereby confirm and acknowledge the release of Assignor from its Guarantee and all other obligations under the Guarantee and Collateral Agreement and all other obligations thereunder and under the other Loan Documents.

3.	The Collateral Agent hereby confirms and acknowledges that the Lien pursuant to the Guarantee and Collateral Agreement on all Security Collateral of Assignor, and any Lien pursuant to any other Loan Document on the property or assets of Assignor, has been automatically released.

4.	Assignee hereby represents and warrants that each of the representations and warranties made by Assignee, in its capacity as a Guarantor, Grantor and Pledgor, in each case solely with respect to the representations and warranties made by Holdings, contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date. Assignee hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the Pledged Collateral (as such term is defined in the Guarantee and Collateral Agreement) of Assignee, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement and with the limitations as applicable to Holdings.

Annex 4

5.	GOVERNING LAW. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered as of the date first above written.

[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

UBS AG, STAMFORD BRANCH,
as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Schedule 1 to

ABL U.S. Guarantee and Collateral Agreement

Schedule 1

Notice Addresses of Granting Parties

Pisces Holdings, Inc.

Pisces Midco, Inc.

Alenco Building Products Management, L.L.C.

Alenco Extrusion GA, L.L.C.

Alenco Extrusion Management, L.L.C.

Alenco Holding Corporation

Alenco Interests, L.L.C.

Alenco Trans, Inc.

Alenco Window GA, L.L.C.

Aluminum Scrap Recycle, L.L.C.

AWC Arizona, Inc.

AWC Holding Company

Foundation Labs by Ply Gem, LLC

Glazing Industries Management, L.L.C.

Great Lakes Window, Inc.

Kroy Building Products, Inc.

Mastic Home Exteriors, Inc.

MW Manufacturers Inc.

MWM Holding, Inc.

Napco, Inc.

New Alenco Extrusion, Ltd.

New Alenco Window, Ltd.

New Glazing Industries, Ltd.

Ply Gem Holdings, Inc.

Ply Gem Industries, Inc.

Ply Gem Pacific Windows Corporation

Ply Gem Specialty Products, LLC

SimEx, Inc.

Simonton Building Products LLC

Simonton Industries, Inc.

Simonton Windows & Doors, Inc.

Simonton Windows, Inc.

Variform, Inc.

c/o Pisces Midco, Inc.

5020 Weston Parkway, Suite 400,

Cary, North Carolina 27513

Attn: General Counsel

With copies to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attn: Jeffrey E. Ross

1

Schedule 2 to

ABL U.S. Guarantee and Collateral Agreement

Schedule 2

Pledged Securities

1. Pledged Stock

Subsidiary	Shareholder	Percentage Ownership Interest Pledged	Certificate No(s).
Pisces Midco, Inc.	Pisces Holdings, Inc.	100%	N/A
Alenco Building Products Management, L.L.C.	Alenco Holding Corporation	100%	N/A
Alenco Extrusion GA, L.L.C.	New Alenco Extrusion, Ltd.	100%	N/A
Alenco Extrusion Management, L.L.C.	Alenco Holding Corporation	100%	N/A
Alenco Holding Corporation	AWC Holding Company	100%	312
Alenco Interests, L.L.C.	Alenco Holding Corporation	100%	N/A
Alenco Trans, Inc.	Alenco Holding Corporation	100%	3
Alenco Window GA, L.L.C.	New Alenco Window, Ltd.	100%	N/A
Aluminum Scrap Recycle, L.L.C.	New Alenco Extrusion, Ltd.	100%	N/A
AWC Arizona, Inc.	Alenco Holding Corporation	100%	1
AWC Holding Company	Ply Gem Industries, Inc.	100%	A-35
Foundation Labs by Ply Gem, LLC	Ply Gem Industries, Inc.	100%	N/A
Glazing Industries Management, L.L.C.	Alenco Holding Corporation	100%	N/A
Great Lakes Window, Inc.	Ply Gem Industries, Inc.	100%	3
Kroy Building Products, Inc.	Ply Gem Industries, Inc.	100%	002
Mastic Home Exteriors, Inc.	Ply Gem Industries, Inc.	100%	50
MW Manufacturers Inc.	MWM Holding, Inc.	100%	1
MWM Holding, Inc.	Ply Gem Industries, Inc.	100%	C1
Napco, Inc.	Ply Gem Industries, Inc.	100%	3
New Alenco Extrusion, Ltd.	Alenco Interests, L.L.C.	95%	N/A
	Alenco Extrusion Management, L.L.C.	5%	N/A
New Alenco Window, Ltd.	Alenco Interests, L.L.C.	95%	N/A
	Alenco Building Products Management, L.L.C.	5%	N/A

2

Schedule 2 to

ABL U.S. Guarantee and Collateral Agreement

Subsidiary	Shareholder	Percentage Ownership Interest Pledged	Certificate No(s).
New Glazing Industries, Ltd.	Alenco Interests, L.L.C.	95%	N/A
	Glazing Industries Management, L.L.C.	5%	N/A
Ply Gem Holdings, Inc.	Pisces Midco, Inc.	100%	N/A
Ply Gem Industries, Inc.	Ply Gem Holdings, Inc.	100%	4
Ply Gem Pacific Windows Corporation	Ply Gem Industries, Inc.	100%	C-2
Ply Gem Specialty Products, LLC	Ply Gem Industries, Inc.	100%	N/A
SimEx, Inc.	Simonton Windows & Doors, Inc.	100%	4
Simonton Building Products LLC	Simonton Windows & Doors, Inc.	100%	N/A
Simonton Industries, Inc.	Simonton Building Products LLC	100%	3
Simonton Windows & Doors, Inc.	Ply Gem Industries, Inc.	100%	5
Simonton Windows, Inc.	Simonton Building Products LLC	100%	4
Variform, Inc.	Ply Gem Industries, Inc.	100%	25
Gienow Canada, Inc.	Ply Gem Industries, Inc.	65%	C-1
Mitten Inc.	Ply Gem Industries, Inc.	65%	C-2
North Star Manufacturing (London) Ltd.	Pisces Midco, Inc.	65%	C-1
Brock Doors & Windows Ltd.	Pisces Midco, Inc.	65%	C-1

3

Schedule 3 to

ABL U.S. Guarantee and Collateral Agreement

Schedule 3

Perfection Matters

1. Existing Security Interests

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
6.	Foundation Labs by Ply Gem, LLC	DE SOS	UCC Debtor Search	UCC 1	Toyota Industries Commercial Finance, Inc. / Southeast Industrial Equipment, Inc.	Equipment	9/26/2016	20165899610	N/A	N/A
7.	Kroy Building Products, Inc.	DE SOS	UCC Debtor Search	UCC 1	NMHG Financial Services, Inc.	Equipment	4/7/2009	20091099388	11/07/2013 / 11/07/2013 / 08/22/2016	20134383205 / 20134383213 / 20165106263
8.	Kroy Building Products, Inc.	DE SOS	UCC Debtor Search	UCC 1	Harbour Capital Leasing, Inc.	Equipment	12/20/2016	20167902826	N/A	N/A
9.	Kroy Building Products, Inc.	DE SOS	UCC Debtor Search	UCC 1	ADCO Technology Solutions, LLC	Equipment	9/15/2017	20176152919	N/A	N/A
10.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	General Electric Capital Corporation	Equipment	2/27/2009	OH00133018401	10/2/2013 / 10/1/2013 / 10/1/2013	20132750309 / 20132740326 / 20132740238
11.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	NMHG Financial Services, Inc.	Equipment	8/16/2011	OH00152275468	3/10/2016	20160700776
12.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	Wells Fargo Bank, N.A.	Equipment	7/26/2012	OH00160133266	N/A	N/A
13.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	Toyota Motor Credit Corporation	Equipment	9/7/2012	OH00161053732	N/A	N/A

4

Schedule 3 to

ABL U.S. Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
14.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	General Electric Credit Corporation of Tennessee	Equipment	12/5/2012	OH00163177160	N/A	N/A
15.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	Raymond Leasing Corporation	Equipment	12/20/2012	OH00163573160	12/20/2017	SR71047
16.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	Wells Fargo Equipment Finance, Inc.	Equipment	5/30/2013	OH00167605496	2/13/2018 / 2/12/2018 / 2/12/2018	SR95874 / SR95753 / SR95742
17.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	Toyora Motor Credit Corporation / Shoppa's Mid America, LLC	Equipment	7/18/2013	OH00168903631	N/A	N/A
18.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	Toyota Motor Credit Corporation	Equipment	7/8/2014	OH00177643751	N/A	N/A
19.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	Harbor Capital Leasing, LLC	Equipment	2/13/2015	OH00183028351	12/20/2016 / 6/17/2016 / 6/2/2016 / 9/4/2015	20163570032 / 20161760028 / 20161600068 / 20152470452
20.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	General Electric Credit Corporation of Tennessee	Equipment	2/12/2015	OH00183029141	N/A	N/A
21.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	General Electric Credit Corporation of Tennessee	Equipment	4/24/2015	OH00184966603	N/A	N/A
22.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	CF Equipment Leases, LLC	Equipment	12/17/2015	OH00195770328	N/A	N/A
23.	Mastic Home Exteriors, Inc.	OH SOS	UCC Debtor Search	UCC 1	M2 Lease Funds LLC	Equipment	4/3/2017	OH00209618060	N/A	N/A

5

Schedule 3 to

ABL U.S. Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
24.	MW Manufacturers Inc.	DE SOS	UCC Debtor Search	UCC 1	CCA Financial LLC / Xenith Bank / Wells Fargo Bank	Equipment	7/8/2003	31718991	01/14/2008 / 3/29/2010 / 5/02/2012 / 6/10/2013	20080154086 / 20101063001 / 20121706037 / 20132211093
25.	MW Manufacturers Inc.	DE SOS	UCC Debtor Search	UCC 1	Bluelinx Services, Inc.	Equipment	3/7/2011	20110828817	1/6/2016	20160100295
26.	MW Manufacturers Inc.	DE SOS	UCC Debtor Search	UCC 1	CIT Bank, N.A.	Equipment	4/4/2014	20172205299	N/A	N/A
27.	Napco, Inc.	DE SOS	UCC Debtor Search	UCC 1	NMHG Financial Services, Inc.	Equipment	1/13/2004	40090151	7/24/2008 / 8/29/2013 / 8/29/2013	20082541504 / 20133384592 / 20133384600
28.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Toyota Motor Credit Corporation	Equipment	1/12/2011	20110129380	10/28/2015	20154970975
29.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Orion Asset Management, LLC	Equipment	4/24/2013	20131572784	N/A	N/A
30.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Toyota Motor Credit Corporation / Shoppa's Mid America, LLC	Equipment	5/6/2013	20131892299	N/A	N/A
31.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Toyota Motor Credit Corporation / Shoppa's Mid America, LLC	Equipment	5/24/2013	20132109206	N/A	N/A
32.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Toyota Motor Credit Corporation / Shoppa's Mid America, LLC	Equipment	6/13/2013	20132405133	N/A	N/A
33.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Thompson Tractor Co., Inc.	Equipment	8/6/2014	20143136249	N/A	N/A

6

Schedule 3 to

ABL U.S. Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
34.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Toyota Motor Credit Corporation	Equipment	10/27/2014	20144311973	N/A	N/A
35.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	NMHG Financial Services, Inc.	Equipment	4/14/2015	20151579753	N/A	N/A
36.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Magid Glove and Safety Mfg. Co. LLC	Equipment	7/27/2015	20153245379	N/A	N/A
37.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Toyota Motor Credit Corporation	Equipment	8/7/20158	20153436945	N/A	N/A
38.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	ADCO Technology Solutions, LLC / Huntington Technology Finance, Inc. / First Heritage Bank / BankFinancial, National Association	Equipment	10/20/2015	20154797865	12/07/2015 / 12/11/2015 / 4/8/2016 / 1/30/2017 / 6/8/2017 / 12/12/2017	20155860746 / 20155969786 / 201620298489 / 20170658176 / 20173781744 / 20154797865
39.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Toyota Industries Commercial Finance, Inc.	Equipment	4/4/2017	20172200217	N/A	N/A
40.	Ply Gem Industries, Inc.	DE SOS	UCC Debtor Search	UCC 1	Toyota Industries Commercial Finance, Inc.	Equipment	1/19/2018	20180438552	N/A	N/A
41.	Ply Gem Holdings, Inc.	DE SOS	UCC Debtor Search	UCC 1	Sierra Pacific Industries	Lumber	3/18/2015	20151149151	N/A	N/A
42.	Ply Gem Pacific Windows Corporation	DE SOS	UCC Debtor Search	UCC 1	Wells Fargo Equipment Finance, Inc.	Equipment	8/20/2012	20123211721	4/6/2017 / 4/7/2017	20172262993 / 20172276076

7

Schedule 3 to

ABL U.S. Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
43.	Ply Gem Specialty Products, LLC	DE SOS	UCC Debtor Search	UCC 1	M2 Lease Funds LLC	Equipment	2/22/2017	20171204228	3/1/2017	20171377982
44.	Ply Gem Specialty Products, LLC	DE SOS	UCC Debtor Search	UCC 1	CIT Bank, N.A.	Equipment	2/8/2018	20180920930	N/A	N/A
45.	SimEx, Inc.	WV SOS	UCC Debtor Search	UCC 1	Wells Fargo Equipment Finance, Inc.	Equipment	8/1/2012	201238599417	2/3/2017	n/a
46.	SimEx, Inc.	WV SOS	UCC Debtor Search	UCC 1	Wells Fargo Equipment Finance, Inc.	Equipment	1/9/2013	201338654530	N/A	N/A
47.	SimEx, Inc.	WV SOS	UCC Debtor Search	UCC 1	Wells Fargo Equipment Finance, Inc.	Equipment	1/9/2013	201338654542	N/A	N/A
48.	Simonton Building Products LLC	DE SOS	UCC Debtor Search	UCC 1	TOYOTA INDUSTRIES COMMERCIAL FINANCE, INC.	Equipment	6/20/2017	20174044928	N/A	N/A
49.	Simonton Industries, Inc.	CA SOS	UCC Debtor Search	UCC 1	Wells Fargo Equipment Finance, Inc.	Equipment	7/24/2012	12-7321929288	1/26/2017	17-75681347
50.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	Dell Financial Services	Equipment	2/3/2003	20030011455B	8/22/2007 / 8/25/2008 / 12/3/2012 / 2/5/2013 / 1/19/2018	20070095375K / 20080093225B / 1212031568473 / 1302051835425 / 20030011455B
51.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	Wells Fargo Equipment Finance, Inc.	Equipment	11/14/2012	1211281555911	8/8/2017 / 8/9/2017	1708089197011 / 1708099199572
52.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	Wells Fargo Equipment Finance, Inc.	Equipment	2/4/2013	1302041833580	7/15/2013 / 11/28/2017 / 11/28/2017	1307182560652 / 1711289670630 / 1711289671389

8

Schedule 3 to

ABL U.S. Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
53.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	Carlson Systems LLC	Equipment	3/4/2013	1303041940458	N/A	N/A
54.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	General Electric Credit Corporation of Tennessee	Equipment	5/13/2013	1305132260521	N/A	N/A
55.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	Wells Fargo Bank, N.A.	Equipment	1/14/2014	1401153293276	N/A	N/A
56.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	General Electric Credit Corporation of Tennessee	Equipment	8/13/2014	1408134236045	2/4/2015 / 2/11/2015	1502064976947 / 1502185018670
57.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	General Electric Capital Corporation	Equipment	2/9/2015	1502165004449	N/A	N/A
58.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	ADCO Technology Solutions, LLC / First Heritage Bank / First Heritage Bank / First Heritage Bank	Equipment	1/28/2016	1601286569053	2/23/2016 / 5/25/2016 / 5/25/2016 / 6/15/2017	1602246693757 / 1605267144705 / 1605267145161 / 1706158962882
59.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	Harbor Capital Leasing, Inc.	Equipment	12/20/2016	1612208097708	7/27/2017 / 7/27/2017	1707319154139 / 1707319154189
60.	Variform, Inc.	MO SOS	UCC Debtor Search	UCC 1	CIT BANK, N.A.	Equipment	12/29/2016	1612298153584	1/11/2017	1701128207816

2. Closing Date UCC Filings

	Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
1.	Pisces Holdings, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
2.	Pisces Midco, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement

9

Schedule 3 to

ABL U.S. Guarantee and Collateral Agreement

	Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
3.	Alenco Building Products Management, L.L.C.	Delaware	Secretary of State	UCC-1 – Financing Statement
4.	Alenco Extrusion GA, L.L.C.	Delaware	Secretary of State	UCC-1 – Financing Statement
5.	Alenco Extrusion Management, L.L.C.	Delaware	Secretary of State	UCC-1 – Financing Statement
6.	Alenco Holding Corporation	Delaware	Secretary of State	UCC-1 – Financing Statement
7.	Alenco Interests, L.L.C.	Delaware	Secretary of State	UCC-1 – Financing Statement
8.	Alenco Trans, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
9.	Alenco Window GA, L.L.C.	Delaware	Secretary of State	UCC-1 – Financing Statement
10.	Aluminum Scrap Recycle, L.L.C.	Delaware	Secretary of State	UCC-1 – Financing Statement
11.	AWC Arizona, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
12.	AWC Holding Company	Delaware	Secretary of State	UCC-1 – Financing Statement
13.	Foundation Labs by Ply Gem, LLC	Delaware	Secretary of State	UCC-1 – Financing Statement
14.	Glazing Industries Management, L.L.C.	Delaware	Secretary of State	UCC-1 – Financing Statement
15.	Great Lakes Window, Inc.	Ohio	Secretary of State	UCC-1 – Financing Statement
16.	Kroy Building Products, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
17.	Mastic Home Exteriors, Inc.	Ohio	Secretary of State	UCC-1 – Financing Statement
18.	MW Manufacturers Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
19.	MWM Holding, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
20.	Napco, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
21.	New Alenco Extrusion, Ltd.	Texas	Secretary of State	UCC-1 – Financing Statement
22.	New Alenco Window, Ltd.	Texas	Secretary of State	UCC-1 – Financing Statement
23.	New Glazing Industries, Ltd.	Texas	Secretary of State	UCC-1 – Financing Statement
24.	Ply Gem Holdings, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
25.	Ply Gem Industries, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
26.	Ply Gem Pacific Windows Corporation	Delaware	Secretary of State	UCC-1 – Financing Statement
27.	Ply Gem Specialty Products, LLC	Delaware	Secretary of State	UCC-1 – Financing Statement
28.	SimEx, Inc.	West Virginia	Secretary of State	UCC-1 – Financing Statement
29.	Simonton Building Products LLC	Delaware	Secretary of State	UCC-1 – Financing Statement
30.	Simonton Industries, Inc.	California	Secretary of State	UCC-1 – Financing Statement

10

Schedule 3 to

ABL U.S. Guarantee and Collateral Agreement

	Name of Entity	Jurisdiction of Organization	Filing Office	Document Filed
31.	Simonton Windows & Doors, Inc.	Delaware	Secretary of State	UCC-1 – Financing Statement
32.	Simonton Windows, Inc.	West Virginia	Secretary of State	UCC-1 – Financing Statement
33.	Variform, Inc.	Missouri	Secretary of State	UCC-1 – Financing Statement

3. Closing Date IP Filings

A. Filings with the U.S. Patent and Trademark Office

ABL Notice and Confirmation of Grant of Security Interest in Patents, dated as of the Closing Date, from Great Lakes Window, Inc., Mastic Home Exteriors, Inc., Kroy Building Products, Inc., Napco, Inc., Ply Gem Industries, Inc., Ply Gem Pacific Windows Corporation, Simonton Building Products LLC and Variform, Inc.

ABL Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from Great Lakes Window, Inc., Kroy Building Products, Inc., Mastic Home Exteriors, Inc., MW Manufacturers, Inc., Napco, Inc., Ply Gem Industries, Inc., Ply Gem Pacific Windows Corporation, Ply Gem Specialty Products, LLC, Simonton Windows & Doors, Inc., Simonton Building Products LLC and Variform, Inc.

B. Filings with the U.S. Copyright Office

ABL Grant of Security Interest in Copyrights, dated as of the Closing Date, from Great Lakes Window, Inc., Mastic Home Exteriors, Inc., Ply Gem Industries, Inc., Simonton Windows, Inc. and Variform, Inc.

11

Schedule 4A to

ABL U.S. Guarantee and Collateral Agreement

Schedule 4A

Financing Statements

12

Schedule 4B to

ABL U.S. Guarantee and Collateral Agreement

Schedule 4B

Jurisdiction of Organization

	Name of Entity	Jurisdiction of Organization
1.	Pisces Holdings, Inc.	Delaware
2.	Pisces Midco, Inc.	Delaware
3.	Alenco Building Products Management, L.L.C.	Delaware
4.	Alenco Extrusion GA, L.L.C.	Delaware
5.	Alenco Extrusion Management, L.L.C.	Delaware
6.	Alenco Holding Corporation	Delaware
7.	Alenco Interests, L.L.C.	Delaware
8.	Alenco Trans, Inc.	Delaware
9.	Alenco Window GA, L.L.C.	Delaware
10.	Aluminum Scrap Recycle, L.L.C.	Delaware
11.	AWC Arizona, Inc.	Delaware
12.	AWC Holding Company	Delaware
13.	Foundation Labs by Ply Gem, LLC	Delaware
14.	Glazing Industries Management, L.L.C.	Delaware
15.	Great Lakes Window, Inc.	Ohio
16.	Kroy Building Products, Inc.	Delaware
17.	Mastic Home Exteriors, Inc.	Ohio
18.	MW Manufacturers Inc.	Delaware
19.	MWM Holding, Inc.	Delaware
20.	Napco, Inc.	Delaware
21.	New Alenco Extrusion, Ltd.	Texas
22.	New Alenco Window, Ltd.	Texas
23.	New Glazing Industries, Ltd.	Texas
24.	Ply Gem Holdings, Inc.	Delaware
25.	Ply Gem Industries, Inc.	Delaware
26.	Ply Gem Pacific Windows Corporation	Delaware
27.	Ply Gem Specialty Products, LLC	Delaware
28.	SimEx, Inc.	West Virginia
29.	Simonton Building Products LLC	Delaware
30.	Simonton Industries, Inc.	California
31.	Simonton Windows & Doors, Inc.	Delaware
32.	Simonton Windows, Inc.	West Virginia
33.	Variform, Inc.	Missouri

13

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Schedule 5

Intellectual Property

Patents, Copyrights, and Trademarks

1.	Patents

Owner	(Application No.) / Patent No.	Title	Filing Date	Issue Date
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	6,786,008	Eaves trough with a gutter shield	9/30/2002	9/7/2004
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	7,143,549	Gutter guard	8/6/2003	12/5/2006
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	6,427,388	Gutter shield	5/11/2001	8/6/2002
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	6,944,992	Gutter shield	2/17/2004	9/20/2005
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	7,739,847	Wind Resistant Siding Panel	04/28/2004	06/22/2010
Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.)	6,421,975	Molded Plastic Siding Panel	01/19/2001	07/23/2002
Mastic Home Exteriors, Inc.	7,901,757	Molded Plastic Panel	11/14/2006	03/08/2011
Great Lakes Window Inc.	5,400,473 (Expired)	Foldaway window crank handle with a a handle retention spring	8/27/1993	3/28/1995
Kroy Building Products, Inc.	6,948,704	Bracket Assembly for Connecting Rails of Various Configurations to a Support Structure	02/05/2003	09/27/2005
Kroy Building Products, Inc.	7,007,363 (Expired)	Method for Attaching a Fence Rail to a Support	04/14/2004	03/07/2006
Kroy Building Products, Inc.	6,993,843	Rail Bracket Mounting System with Locking Pin	04/05/2004	02/07/2006
Kroy Building Products, Inc.	7,048,259	Rail Bracket Mounting System with Locking Pin	06/06/2002	05/23/2006
Kroy Building Products, Inc.	D487158	Fence Rail	03/05/2002	02/24/2004
Kroy Building Products, Inc.	D487160	Interior and Exterior Surface of a Fence Panel	05/28/2003	02/24/2004
Kroy Building Products, Inc.	D490543	Interior and Exterior Surface of a Fence Rail	01/21/2002	05/25/2004

14

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Owner	(Application No.) / Patent No.	Title	Filing Date	Issue Date
Kroy Building Products, Inc.	D503000	Fence Panel	12/09/2002	03/15/2005
Kroy Building Products, Inc.	D565747	Fence Panel	03/15/2005	04/01/2008
Napco, Inc.	6,360,890	Apparatus for holding and displaying a plurality of objects	8/29/2000	3/26/2002
Ply Gem Industries, Inc.	8,266,851	Mullion System	02/03/2009	09/18/2012
Ply Gem Industries, Inc.	8,839,593	Pre-Cast Blocks for Use in Column Construction	02/17/2011	09/23/2014
Ply Gem Industries, Inc.	8,677,709	Composite Exterior Siding Panel With Interlock	12/23/2011	03/25/2014
Ply Gem Industries, Inc.	9,021,767	Apparatus And Kit For Stone Veneer Panel Installation	12/18/2013	05/05/2015
Ply Gem Industries, Inc.	9,194,173	System And Method For Installing Trim With A Hidden Fastener System	01/13/2014	11/24/2015
Ply Gem Industries, Inc.	9,103,127	System For Installing Corner Trim With A Hidden Fastener	01/23/2014	08/11/2015
Ply Gem Industries, Inc.	D719,648	Gutter Guard	11/21/2013	12/16/2014
Ply Gem Industries, Inc.	9,493,970	Tilt Latch For Window	12/27/2013	11/15/2016
Ply Gem Industries, Inc.	9,038,698	Quick Release Screen Clips	12/18/2013	05/26/2015
Ply Gem Industries, Inc.	9,038,333	Common Window Frame	05/08/2014	05/26/2015
Ply Gem Industries, Inc.	9,624,713	Connection System For Meeting Rail Of Window	12/27/2013	04/18/2017
Ply Gem Industries, Inc.	(14/226,495)	Lightweight Polymer Concrete Composition	03/26/2014
Ply Gem Industries, Inc.	9,068,362	Sliding Panel With Interlock	06/17/2014	06/30/2015
Ply Gem Industries, Inc.	D768,314	Textured Siding Panel	05/09/2015	10/04/2016
Ply Gem Industries, Inc.	D768,883	Textured Siding Panel	05/09/2015	10/11/2016
Ply Gem Industries, Inc.	8,875,456	Pressure Stabilization Device	03/14/2013	11/04/2014
Ply Gem Industries, Inc.	7,887,317	System For Separating A Cast Product From A Mold	12/07/2006	02/15/2011
Ply Gem Industries, Inc.	9,249,579	Kit For Stone Veneer Panel Installation	05/02/2015	02/02/2016
Ply Gem Industries, Inc.	(14/691,166)	Heat Build-Up And Color Fade Resistant Vinyl Extrudate	04/20/2015
Ply Gem Industries, Inc.	9,362,729	Weatherproof Outdoor Electrical Box	06/18/2015	06/07/2016
Ply Gem Industries, Inc.	9,290,929	System For Installing Corner Trim With A Hidden Fastener	06/03/2015	03/22/2016

15

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Owner	(Application No.) / Patent No.	Title	Filing Date	Issue Date
Ply Gem Industries, Inc.	9,428,921	Method For Installing Trim System With A Hidden Fastener	11/18/2015	08/30/2016
Ply Gem Industries, Inc.	9,608,421	Weatherproof Outdoor Electrical Box	06/06/2016	03/28/2017
Ply Gem Industries, Inc.	(62/381,651) (Expired)	Apparatus And System For Continuous Vacuum Forming Of Extruded Polymer Sheets	08/31/2016
Ply Gem Industries, Inc.	9,834,957	Tilt Latch for Window	10/14/2016	12/05/2017
Ply Gem Industries, Inc.	(15/454,719)	Lightweight Polymer Concrete Composition	03/09/2017
Ply Gem Industries, Inc.	(15/690,499)	Apparatus And System For Continuous Vacuum Forming Of Extruded Polymer Sheets	08/30/2017
Ply Gem Pacific Windows Corporation	D537,543	1 inch x 4 inch flat trim exterior casing for vinyl window having wood-like appearance	10/28/2005	2/27/2007
Ply Gem Pacific Windows Corporation	D537,962	Brick mold exterior casing for vinyl window having wood-like appearance	10/28/2005	3/6/2007
Ply Gem Pacific Windows Corporation	6,625,941	Detachable Lineal for Doors and Windows	2/14/2001	9/30/2003
Ply Gem Pacific Windows Corporation	D487,937	Double hung flush fin replacement frame sill for a window	3/31/2003	3/30/2004
Ply Gem Pacific Windows Corporation	D487,934	Double hung new construction J-channel frame sill for a window	3/31/2003	3/30/2004
Ply Gem Pacific Windows Corporation	D487,935	Double hung replacement frame sill for a window	3/31/2003	3/30/2004
Ply Gem Pacific Windows Corporation	D487,936	H-mullion for a window	3/31/2003	3/30/2004
Ply Gem Pacific Windows Corporation	6,047,507	Lineal corner block	6/19/1998	4/11/2000
Ply Gem Pacific Windows Corporation	D535,407	Patio door panel interlock sash extrusion	12/6/2005	1/16/2007
Ply Gem Pacific Windows Corporation	D537,173	Patio door panel sash extrusion with weatherstripping	12/6/2005	2/20/2007
Ply Gem Pacific Windows Corporation	D553,967	Patio door panel upper left hand corner bracket connector	12/6/2005	10/30/2007
Ply Gem Pacific Windows Corporation	D553,484	Patio door panel upper left hand corner bracket connector	12/6/2005	10/23/2007
Ply Gem Pacific Windows Corporation	D495,808	Picture window flush fin replacement frame sill	3/31/2003	9/7/2004
Ply Gem Pacific Windows Corporation	D487,933	Picture window new construction J-channel frame sill	3/31/2003	3/30/2004

16

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Owner	(Application No.) / Patent No.	Title	Filing Date	Issue Date
Ply Gem Pacific Windows Corporation	D490,913	Picture window replacement frame sill	3/31/2003	6/1/2004
Ply Gem Pacific Windows Corporation	D490,912	Sash with interlock for a window	3/31/2003	6/1/2004
Ply Gem Pacific Windows Corporation	D503,812	Sash with liftrail for a window	3/31/2003	4/5/2005
Ply Gem Pacific Windows Corporation	D537,542	Sill nose for vinyl window having wood-like appearance	10/28/2005	2/27/2007
Ply Gem Pacific Windows Corporation	6,151,832 (Expired)	Window balance cam housing	2/19/1999	11/28/2000
Ply Gem Pacific Windows Corporation	D565,199	Window joining system	10/12/2005	3/25/2008
Ply Gem Pacific Windows Corporation	6662512	Two-piece mullion reinforcement	2/6/2002	12/16/2003
Ply Gem Pacific Windows Corporation	4917416 (Expired)	Window latching device	9/21/1988	4/17/1990
Ply Gem Pacific Windows Corporation	5575116 (Expired)	Window vent stop	6/6/1995	11/19/1996
Ply Gem Pacific Windows Corporation	5618067 (Expired)	Tilt latch device	6/7/1995	4/8/1997
Richwood Building Products, Inc. (merged into Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.))	5,924,255	Shutter assembly	01/16/1998	07/20/1999
Richwood Building Products, Inc. (merged into Alcoa Home Exteriors, Inc. (n/k/a Mastic Home Exteriors, Inc.))	5526619 (Expired)	Trim assembly for finishing a fixture on a building exterior	12/1/1994	6/18/1996
Simonton Building Products LLC	9,302,425	Method And Apparatus For Edge Sealing Of Foam Boards	06/21/2013	04/05/2016
Simonton Building Products LLC	9,388,608	Window Locking Arrangements	07/31/2013	07/12/2016
Simonton Building Products, Inc. (merged into Simonton Building Products LLC)	6,044,611	Window Trim Clip	03/25/1998	04/04/2000
Simonton Building Products, Inc. (merged into Simonton Building Products LLC)	6,128,871	Pivotable Muntin Bar Clip	05/19/1998	10/10/2000

17

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Owner	(Application No.) / Patent No.	Title	Filing Date	Issue Date
Simonton Building Products, Inc. (merged into Simonton Building Products LLC)	7,246,423	System And Method For In-Line Production Of Insulated Glass Units For Custom Windows	12/17/2003	07/24/2007
Simonton Building Products, Inc. (merged into Simonton Building Products LLC)	7,415,797	Impact Resistant Tilt Window Assembly	04/30/2004	08/26/2008
Simonton Building Products, Inc. (merged into Simonton Building Products LLC)	7,363,747	High Structural Load Window Sash Latch	01/05/2005	04/29/2008
Variform, Inc.	6,065,260	Siding Panel With Interlock	04/01/1998	05/23/2000
Variform, Inc.	6,341,463	Siding Panel	10/18/1999	01/29/2002
Variform, Inc.	6,341,464	Siding Panel With Interlock	03/03/2000	01/29/2002
Variform, Inc.	6,523,391	Vertical Height Impact Testing Apparatus	06/08/2001	02/25/2003
Variform, Inc.	7,608,210	Adjusting Component Features	09/15/2005	10/27/2009
Variform, Inc.	6,979,189	Apparatus and Method for Adjusting Component Features	07/16/2003	12/27/2005
Variform, Inc.	5,053,176 (Expired)	Method and apparatus for creating controlled color patterns in formed vinyl sheet article	11/1/1989	10/1/1991
Variform, Inc.	5,232,751 (Expired)	Vinyl sheet article presenting striated color patterns and method of making the same	6/10/1991	8/3/1993
Variform, Inc.	6,604,897 (Expired)	Vinyl siding transport rack and method of construction	9/7/2001	8/12/2003
Variform, Inc.	7,424,795 (Expired)	Method for extruding and product of the method	7/16/2003	9/16/2008
Variform, Inc.	4,400,919 (Expired)	Mobile home skirting system	4/17/1981	4400919
Variform, Inc.	4,549,378 (Expired)	Mobile home skirting system	6/13/1983	4549378
Variform, Inc.	4,843,793 (Expired)	Mobile home skirting system	3/21/1988	4843793

18

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

2.	Trademark Registrations and Applications

Owner	Trademark	(Application No.) / Registration No.	Filing Date	Registration Date
Great Lakes Window, Inc.	A BEAUTIFUL WELCOME HOME	2,882,064	7/28/2000	9/7/2004
Great Lakes Window, Inc.	DESIGN (lighthouse)	2,915,263	6/19/2003	12/28/2004
Great Lakes Window, Inc.	EASY-CLEAN	1,874,924	3/22/1991	1/17/1995
Great Lakes Window, Inc.	EUROGLIDE	3,038,260	5/21/2004	1/3/2006
Great Lakes Window, Inc.	FIBERBEAM (and design)	2,752,268	5/22/2002	8/19/2003
Great Lakes Window, Inc.	GRANDVIEW	3,238,008	9/29/2004	5/1/2007
Great Lakes Window, Inc.	GREAT LAKES	1,374,796	6/11/1985	12/10/1985
Great Lakes Window, Inc.	GREAT LAKES WINDOW BY PLY GEM (Design)	5,153,642	7/8/2015	3/7/2017
Great Lakes Window, Inc.	HI R+PLUS	3,042,234	7/23/2003	1/10/2006
Great Lakes Window, Inc.	INFINI-TRIM	2,752,313	6/21/2002	8/19/2003
Great Lakes Window, Inc.	MAXUUS	2,934,657	6/15/2004	3/22/2005
Great Lakes Window, Inc.	R-CORE	1,715,792	1/24/1992	9/15/1992
Great Lakes Window, Inc.	REGAL	3,217,986	5/24/2006	3/13/2007
Great Lakes Window, Inc.	SAFE HAVEN	3,068,753	1/26/2004	3/14/2006
Great Lakes Window, Inc.	SEABROOKE	3,110,445	11/5/2004	6/27/2006
Great Lakes Window, Inc.	UNIFRAME	1,865,795	11/19/1993	12/6/1994
Kroy Building Products, Inc.	CEDAR GROVE	5,101,632	9/30/2015	12/13/2016
Kroy Building Products, Inc.	FAIRFAX	5,101,631	9/30/2015	12/13/2016
Kroy Building Products, Inc.	K	3,545,159	8/26/2005	12/9/2008
Kroy Building Products, Inc.	K KROY (and design)	3,326,603	8/26/2005	10/30/2007
Kroy Building Products, Inc.	KROY	2,896,575	3/28/2002	10/26/2004
Kroy Building Products, Inc.	KROY	3,353,583	8/19/2005	12/11/2007
Mastic Home Exteriors, Inc.	A+	1,761,320	7/2/1992	8/13/1968
Mastic Home Exteriors, Inc.	ALCOA MASTER CONTRACTOR	2,044,874	6/19/1995	2/29/2000
Mastic Home Exteriors, Inc.	ALUMALURE	684,633	1/2/1959	7/9/2013
Mastic Home Exteriors, Inc.	ALUMA-PERF	3,090,919	4/29/2003	5/8/2007
Mastic Home Exteriors, Inc.	BARKWOOD	1,743,155	2/8/1991	5/8/2007
Mastic Home Exteriors, Inc.	BRENTWOOD	1,685,342	5/24/1991	9/17/2002
Mastic Home Exteriors, Inc.	CARVEDWOOD	2,093,897	10/11/1996	4/17/2007
Mastic Home Exteriors, Inc.	CARVEDWOOD44	3,710,000	8/11/2008	4/11/1989
Mastic Home Exteriors, Inc.	CEDAR DIMENSIONS	4,413,155	7/24/2012	4/4/2000
Mastic Home Exteriors, Inc.	CEDAR DISCOVERY	2,644,492	8/3/2000	5/31/2005

19

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Owner	Trademark	(Application No.) / Registration No.	Filing Date	Registration Date
Mastic Home Exteriors, Inc.	CELLWOOD	973,219	8/9/1972	3/4/2003
Mastic Home Exteriors, Inc.	CELLWOOD	2,647,276	1/26/2001	5/6/2003
Mastic Home Exteriors, Inc.	CHARLESTON BEADED	3,928,637	7/20/2010	10/11/2011
Mastic Home Exteriors, Inc.	DIMENSIONS	2,789,875	9/6/2002	2/13/1996
Mastic Home Exteriors, Inc.	DURANYL	854,477	1/5/1968	4/8/2008
Mastic Home Exteriors, Inc.	DUTCH OAK	2,323,674	12/2/1998	12/15/2009
Mastic Home Exteriors, Inc.	ECLIPSE	4,365,328	9/22/2011	9/7/2010
Mastic Home Exteriors, Inc.	ENDURANCE	3,239,710	7/11/2006	3/11/1997
Mastic Home Exteriors, Inc.	ENVOY	3,239,708	7/11/2006	7/8/1997
Mastic Home Exteriors, Inc.	EVOLUTIONS	3,230,376	1/26/2001	N/A
Mastic Home Exteriors, Inc.	EVOLUTIONS	2,622,327	8/3/2000	4/13/1999
Mastic Home Exteriors, Inc.	E-Z BLOCK	1,534,322	4/18/1988	12/2/2014
Mastic Home Exteriors, Inc.	GRAND SIERRA	2,339,218	5/18/1998	11/22/1994
Mastic Home Exteriors, Inc.	HOUSEWORKX	2,957,871	2/8/2002	9/24/2002
Mastic Home Exteriors, Inc.	J-BLOCK	1,535,320	4/18/1988	4/11/1995
Mastic Home Exteriors, Inc.	KNOWLEDGE WORKX	2,694,163	11/30/2001	1/5/1993
Mastic Home Exteriors, Inc.	LEAF RELIEF	2,911,772	5/6/2003	11/16/1999
Mastic Home Exteriors, Inc.	LEAF RELIEF SNAP TIGHT	4,039,439	7/6/2010	12/27/1994
Mastic Home Exteriors, Inc.	LIBERTY ELITE	1,956,838	4/25/1994	8/1/1995
Mastic Home Exteriors, Inc.	MASTIC	3,409,224	8/8/2006	12/5/2017
Mastic Home Exteriors, Inc.	MASTIC HOME EXTERIORS	3,726,303	7/29/2008	3/7/2006
Mastic Home Exteriors, Inc.	MASTIC HOME EXTERIORS. THIS IS THE EXTERIOR SOLUTION	3,845,751	7/29/2008	11/6/2012
Mastic Home Exteriors, Inc.	MASTIC QUALITY CONTRACTOR	2,044,947	7/19/1995	10/22/2002
Mastic Home Exteriors, Inc.	MILL CREEK	2,078,125	3/13/1996	2/8/2000
Mastic Home Exteriors, Inc.	PERFORMANCE METALS	2,239,926	8/22/1997	8/22/2017

20

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Owner	Trademark	(Application No.) / Registration No.	Filing Date	Registration Date
Mastic Home Exteriors, Inc.	PreView	4,650,044	8/8/2013	11/15/2011
Mastic Home Exteriors, Inc.	PRO-BEAD	1,863,730	11/9/1993	4/9/1996
Mastic Home Exteriors, Inc.	PROGRESSIONS	2,626,666	1/26/2001	4/25/2000
Mastic Home Exteriors, Inc.	PRO-SELECT	1,889,291	9/9/1993	3/15/2011
Mastic Home Exteriors, Inc.	PRO-TECH	1,744,553	5/26/1992	5/25/2004
Mastic Home Exteriors, Inc.	QUEST	2,293,582	3/19/1998	1/19/1960
Mastic Home Exteriors, Inc.	RICHWOOD	1,869,612	1/3/1994	7/26/2005
Mastic Home Exteriors, Inc.	RICHWOOD	1,908,481	7/5/1994	8/13/1968
Mastic Home Exteriors, Inc.	SOLARDEFENSE REFLECTIVE TECHNOLOGY	5,351,510	8/5/2016	2/29/2000
Mastic Home Exteriors, Inc.	STRUCTURE	3,065,054	2/6/2004	7/9/2013
Mastic Home Exteriors, Inc.	STRUCTURE HOME INSULATION SYSTEM	4,238,818	8/11/2011	5/8/2007
Mastic Home Exteriors, Inc.	T2 LOK	2,638,643	3/26/2001	5/8/2007
Mastic Home Exteriors, Inc.	T3 LOK	2,316,344	12/21/1998	9/17/2002
Mastic Home Exteriors, Inc.	T-LOK	0,809,118	7/26/1965	4/17/2007
Mastic Home Exteriors, Inc.	T-LOK	5,272,410	5/31/2016	4/11/1989
Mastic Home Exteriors, Inc.	TORNADO-TOUGH, DOUBLE-THICK NAIL HEM	4,055,116	10/12/2010	4/4/2000
Mastic Home Exteriors, Inc.	TRADE MARK CG	1,966,088	9/3/1993	5/31/2005
Mastic Home Exteriors, Inc.	TRI-LINEAR RIGIDITY	2,346,212	12/21/1998	4/18/1989
Mastic Home Exteriors, Inc.	TRIM SHEET	3,932,094	11/10/2009	3/4/2003
Mastic Home Exteriors, Inc.	ULTRA TS	2,846,571	8/26/2002	5/6/2003
Mastic Home Exteriors, Inc.	VENT-A-RIDGE	691,682	6/24/1959	10/11/2011
Mastic Home Exteriors, Inc.	VENTURA	2,979,287	9/25/2003	2/13/1996
MW Manufacturers Inc.	A GREAT REFLECTION ON YOU MIRA (and Design)	3,617,068	1/29/2008	5/5/2009
MW Manufacturers Inc.	JEFFERSON	1,865,281	5/1/1990	11/29/1994
MW Manufacturers Inc.	JEFFERSON (and Design)	1,865,280	5/1/1990	11/29/1994
MW Manufacturers Inc.	MIRA	3,617,062	1/28/2008	5/5/2009

21

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Owner	Trademark	(Application No.) / Registration No.	Filing Date	Registration Date
MW Manufacturers Inc.	V-WOOD	2,018,918	8/1/1995	11/26/1996
Napco, Inc.	AMERICAN 76 BEADED	2,947,787	3/13/2000	6/5/2001
Napco, Inc.	AMERICAN ACCENTS	3,102,942	10/20/2003	5/10/2005
Napco, Inc.	AMERICAN COMFORT	1,895,104	10/15/2003	6/13/2006
Napco, Inc.	AMERICAN ESSENCE	3,929,543	3/21/1994	5/23/1995
Napco, Inc.	AMERICAN HERALD	2,457,106	10/2/2009	3/8/2011
Napco, Inc.	AMERICAN HERALD	2,169,432	5/12/1997	6/30/1998
Napco, Inc.	AMERICAN SPLENDOR	2,464,580	10/22/1999	6/26/2001
Napco, Inc.	AMERICAN SPLENDOR XL	2,997,354	3/18/2004	9/20/2005
Napco, Inc.	ANCHOR LOCK	2,940,998	10/13/2003	4/12/2005
Napco, Inc.	CEDAR SELECT	2,693,580	6/28/2002	3/4/2003
Napco, Inc.	DURABUILT	3,093,080	6/2/2005	5/16/2006
Napco, Inc.	ELUSIVENT	2,895,797	10/20/2003	10/19/2004
Napco, Inc.	MONTICELLO	1,137,575	3/31/1978	7/8/1980
Napco, Inc.	NAPCO	912,193	4/22/1970	6/8/1971
Napco, Inc.	NAPCO	1,687,554	4/22/1991	5/19/1992
Napco, Inc.	POWER LOCK	3,071,793	10/15/2003	3/21/2006
Napco, Inc.	RIGIDMASTER	2,893,609	10/30/2003	10/12/2004
Napco, Inc.	RIGITUCK	2,468,449	10/20/1999	7/10/2001
Napco, Inc.	SUNNYBROOK	1,868,312	6/7/1993	12/20/1994
Napco, Inc.	TRIAD PLUS	4,354,559	7/28/2011	7/18/2013
Napco, Inc.	WHAT THE BEST HOMES ARE WEARING	2,605,289	10/20/1999	10/2/2001
Napco, Inc.	WHAT THE BEST HOMES ARE WEARING	2,495,084	10/20/1999	8/6/2002
Napco, Inc.	XACT-FIT	2,635,868	5/17/1999	10/15/2002
Ply Gem Industries, Inc.	BUILDING PRODUCTS. BUILDING SUCCESS	3,904,661	1/15/2008	1/11/2011
Ply Gem Industries, Inc.	BUILDREADY	5,291,934	2/15/2016	9/19/2017
Ply Gem Industries, Inc.	DESIGNED EXTERIOR	4,481,496	5/11/2011	2/11/2014
Ply Gem Industries, Inc.	DESIGNREADY	(86/907,714) 5,408,065	2/15/2016	02/20/2018
Ply Gem Industries, Inc.	DURATA	4,623,953	2/20/2014	10/21/2014
Ply Gem Industries, Inc.	FULLVUE	5,152,492	12/31/2015	2/28/2017
Ply Gem Industries, Inc.	HOME FOR GOOD	5,138,740	12/2/2015	2/7/2017
Ply Gem Industries, Inc.	LEAF LOGIC	4,644,069	2/20/2014	11/25/2014
Ply Gem Industries, Inc.	LEAF SMART	4,644,070	2/20/2014	11/25/2014
Ply Gem Industries, Inc.	P (stylized)	3,789,543	6/4/2009	5/18/2010
Ply Gem Industries, Inc.	PLY GEM	3,798,543	6/4/2009	6/8/2010
Ply Gem Industries, Inc.	PLY PAK	4,728,051	11/9/2012	4/28/2015
Ply Gem Industries, Inc.	REPLACING WOOD FOR GOOD	4,506,659	11/2/2012	4/1/2014
Ply Gem Industries, Inc.	TRUE STACK	4,280,593	11/2/2011	1/22/2013

22

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Owner	Trademark	(Application No.) / Registration No.	Filing Date	Registration Date
Ply Gem Pacific Windows Corporation	ACCU-QUOTE	2,821,765	7/10/2002	3/9/2004
Ply Gem Pacific Windows Corporation	ARCHITECTURAL SHAPES	1,995,364	8/14/1995	8/20/1996
Ply Gem Pacific Windows Corporation	BRYN MAWR	2,054,058	8/14/1995	4/22/1997
Ply Gem Pacific Windows Corporation	NEW CASTLE	1,985,727	8/14/1995	7/9/1996
Ply Gem Pacific Windows Corporation	SOMERTON	1,988,595	8/14/1995	7/23/1996
Ply Gem Pacific Windows Corporation	THERMAFLECT	2,030,412	3/4/1992	1/14/1997
Ply Gem Specialty Products, LLC	CANYON STONE	5,357,939	11/3/2016	12/19/2017
Simonton Building Products LLC	ASURE	4,343,441	2/2/2012	5/28/2013
Simonton Building Products LLC	DECORUM	3,958,490	6/22/2009	5/10/2011
Simonton Building Products LLC	HERO GLASS	4,422,850	7/26/2012	10/22/2013
Simonton Building Products LLC	LAP-LOK	1,927,856	9/26/1994	10/17/1995
Simonton Building Products LLC	LOCKAPPEAL TECHNOLOGY	4,419,504	6/21/2012	10/15/2013
Simonton Building Products LLC	LUMERA	4,466,779	1/20/2011	1/14/2014
Simonton Building Products LLC	LUMINESS	2,149,156	2/24/1997	4/7/1998
Simonton Building Products LLC	PROFINISH (stylized)	2,100,126	12/15/1995	9/23/1997
Simonton Building Products LLC	PRONETWORK	4,246,761	5/3/2011	11/20/2012
Simonton Building Products LLC	PROSOLAR	3,424,073	9/28/2004	5/6/2008
Simonton Building Products LLC	REFLECTIONS	2,254,265	7/17/1997	6/15/1999
Simonton Building Products LLC	RESONANCE	3,938,511	6/22/2009	3/29/2011
Simonton Building Products LLC	S (stylized)	2,150,570	2/13/1997	4/14/1998
Simonton Building Products LLC	SAFEPOINT	4,463,391	4/16/2012	1/7/2014
Simonton Building Products LLC	SEE MORE. GET MORE.	4,343,620	2/28/2012	5/28/2013
Simonton Building Products LLC	SENSOR GLASS	2,659,787	4/1/1998	12/10/2002
Simonton Building Products LLC	SIMONTON	4,149,337	9/2/2011	5/29/2012
Simonton Building Products LLC	SIMONTON IMPRESSIONS	2,432,198	3/11/1999	2/27/2001
Simonton Building Products LLC	SIMONTON PRONETWORK	4,246,762	5/3/2011	11/20/2012

23

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Owner	Trademark	(Application No.) / Registration No.	Filing Date	Registration Date
Simonton Building Products LLC	SIMONTON SILL	1,967,872	9/26/1994	4/16/1996
Simonton Building Products LLC	SIMONTON STORMBREAKER PLUS	3,114,115	6/20/2005	7/11/2006
Simonton Building Products LLC	SIMONTON WINDOWS	2,089,142	7/23/1996	8/19/1997
Simonton Building Products LLC	SIMONTON WINDOWS	1,959,849	9/26/1994	3/5/1996
Simonton Building Products LLC	SPECTRACLEAR	3,739,599	6/16/2009	1/19/2010
Simonton Building Products LLC	STORMBREAKER	2,754,029	11/5/2001	8/19/2003
Simonton Building Products LLC	STORMBREAKER PLUS	3,276,934	9/25/2006	7/24/2007
Simonton Building Products LLC	STORMBREAKER PLUS	3,267,369	6/14/2005	8/7/2007
Simonton Building Products LLC	VANTAGEPOINTE	4,218,499	12/7/2010	10/2/2012
Simonton Building Products LLC	WE MAKE LASTING IMPRESSIONS	2,421,676	7/15/1997	1/16/2001
Simonton Windows & Doors, Inc.	INOVO	5,032,975	7/2/2015	8/30/2016
Variform, Inc.	ACCU-LOCK	2,446,720	4/14/1998	4/24/2001
Variform, Inc.	ASHTON HEIGHTS	2,893,542	10/20/2003	10/12/2004
Variform, Inc.	CAMDEN POINTE	2,460,437	10/20/1999	6/12/2001
Variform, Inc.	CONTRACTOR'S CHOICE	2,151,221	1/16/1996	4/14/1998
Variform, Inc.	HERITAGE CEDAR	3,805,712	6/1/2009	6/22/2010
Variform, Inc.	NORTH RIDGE	4,238,864	8/22/2011	11/6/2012
Variform, Inc.	NOTTINGHAM	2,889,330	10/15/2003	10/15/2003
Variform, Inc.	PERMAHUE	2,935,109	3/18/2004	3/22/2005
Variform, Inc.	PRO GUARD	2,521,484	4/28/1998	12/25/2001
Variform, Inc.	SCENIC SCAPES	2,849,573	11/14/2002	6/1/2004
Variform, Inc.	TIMBER OAK	1,595,408	10/23/1989	5/8/1990
Variform, Inc.	TRIPLE BOW	4,094,506	11/10/2010	1/31/2012
Variform, Inc.	TRIVENT	3,823,802	6/1/2009	7/27/2010
Variform, Inc.	TRUEWALL TRUE TO YOU. TRUE TO YOUR CRAFT. BY PLY GEM	4,179,984	8/13/2010	7/24/2012
Variform, Inc.	UPRIGHT	3,920,434	5/4/2009	2/15/2011
Variform, Inc.	VARIBEST	1,060,712	5/17/1976	3/8/1977
Variform, Inc.	VARIFORM	1,614,886	1/11/1990	9/25/1990
Variform, Inc.	VARIFORM	2,959,378	4/15/2003	6/7/2005
Variform, Inc.	VARIGRAIN PREFERRED	2,312,507	4/14/1998	1/25/2000
Variform, Inc.	VARITEK	2,418,431	6/22/1999	1/2/2001
Variform, Inc.	VICTORIA HARBOR	2,504,634	2/22/2001	11/6/2001
Variform, Inc.	VORTEX EXTREME	4,094,507	11/10/2010	1/31/2012
Variform, Inc.	WEATHER WARRIOR	4,109,802	11/10/2010	3/6/2012

24

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

3.	Copyright Registrations

Owner or Proposed Transferee	Title	Registration/ Application No.	Date of Creation
Great Lakes Window, Inc.	The Premier patio door	TX2193311	11/01/1987
Mastic Home Exteriors, Inc.	Coil Box	TX0006199054	06/24/2005
Ply Gem Industries, Inc.	Ply-Gem pre-finished solid wood planking	TX0002123375	07/14/1987
Ply Gem Industries, Inc.	Ply-Gem revolving planking display	VAu000194847	11/07/1990
Ply Gem Industries, Inc.	Ply-Gem idea center	VAu000195386	11/07/1990
Ply Gem Industries, Inc.	Ply-Gem idea center: unit A	VAu000195387	11/07/1990
Simonton Windows	Simonton College of Windows and Doors	TX0006248318	10/17/2005
Variform, Inc.	INVRMIO	TXu000902412	04/14/1999

Material Registered Patent, Copyright, and Trademark Licenses

4.	Material Patent Licenses

Type of Agreement	Party #1	Party #2	Date of Agreement
License Agreement	PPG Industries Ohio, Inc.	Ply Gem Industries, Inc.	March 18, 2008
License and Supply Agreement and Equipment Lease	Progressive Home Exteriors, Inc.	Alcoa Home Exteriors, Inc. n/k/a Mastic Home Exteriors, Inc.	May 14, 2010

5.	Material Trademark Licenses

Type of Agreement	Party #1	Party #2	Date of Agreement
Private Label Trademark License Agreement	Georgia Pacific Corporation	Variform, Inc.	May 7, 2004

6.	Material Copyright Licenses

Type of Agreement	Party #1	Party #2	Date of Agreement
Master License Agreement	WTS Paradigm LLC	Ply Gem Industries, Inc.	August 5, 2015
Software Agreement	IBM	Variform, Inc.	November 3, 2017
Enterprise Software Agreement	Microsoft	Ply Gem Industries, Inc.	June 26, 2016

25

Schedule 5 to

ABL U.S. Guarantee and Collateral Agreement

Type of Agreement	Party #1	Party #2	Date of Agreement
End User License Agreement	CrEme	Alenco Holding Corporation	February 13, 2012
Software Agreement	X Tuple	Ply Gem Specialty Products, LLC	June 28, 2012
Program Product License	Friedman Corporation	Great Lakes Window, Inc & Ply Gem Pacific Window Corporation	December 26, 2000
Software License Agreement	GED Integrated Solutions, Inc.	MW Manufacturers Inc., New Alenco Windows, Ltd., Great Lakes Window, Inc. Ply Gem Pacific Windows Corporation	September 30, 2016
Software License Agreement	RJS Software Systems, Inc.	MW Manufacturers Inc., New Alenco Windows, Ltd., Great Lakes Window, Inc. Ply Gem Pacific Windows Corporation	NA
Software Support Agreement	PMC Software Inc.	Simonton Windows, Inc.	July 1, 2017
Software Service Agreement	VMwar	Simonton Windows, Inc.	September 18, 2017
Master Software Agreement	Oracle/JDE	Ply Gem Industries, Inc.	August 28, 2015
Software Services Agreement	Kronos	Ply Gem Siding Group	March 1, 2017
End User Software License	Wonderware	Ply Gem Siding Group	February 16, 2017
Software License Agreement	EPICS	MW Manufacturers Inc., New Alenco Windows, Ltd., Great Lakes Window, Inc. Ply Gem Pacific Windows Corporation	NA

The Grantors are also party to standard agreements for software and information technology used in the ordinary course of business.

26

Schedule 6 to

ABL U.S. Guarantee and Collateral Agreement

Schedule 6

Commercial Tort Claims

None.

27

Schedule 7 to

ABL U.S. Guarantee and Collateral Agreement

Schedule 7

Letter-of-Credit Rights

None.

28